Exhibit 10.75
CONSTRUCTION AGREEMENT
(BUILDING 9)
BETWEEN
NETWORK APPLIANCE, INC.
(“NAI”)
AND
BNP PARIBAS LEASING CORPORATION
(“BNPPLC”)
February 1, 2008

(Continued)

	“Maximum Construction Allowance”		9
	“Notice of NAI’s Intent to Terminate”		9
	“Notice of NAI’s Intent to Terminate Because of a Force Majeure Event”		9
	“Notice of Termination by NAI”		9
	“Outstanding Construction Allowance”		9
	“Owner’s Election to Continue Construction”		9
	“Pre-lease Casualty”		9
	“Pre-lease Force Majeure Delays”		9
	“Pre-lease Force Majeure Event”		9
	“Pre-lease Force Majeure Event Notice”		10
	“Pre-lease Force Majeure Excess Costs”		10
	“Pre-lease Force Majeure Losses”		10
	“Prior Work”		11
	“Projected Cost Overruns”		11
	“Reimbursable Construction Period Costs”		11
	“Remaining Proceeds”		11
	“Scope Change”		11
	“Target Completion Date”		12
	“Termination of NAI’s Work”		12
	“Third Party Contract”		12
	“Third Party Contract/Termination Fees”		12
	“Timing or Budget Shortfall”		12
	“Upfront Fees”		13
	“Work”		13
	“Work/Suspension Event”		13
	“Work/Suspension Notice”		13
	“Work/Suspension Period”		13

2	Construction and Management of the Property by NAI		14
	(A)	The Construction Project	14
	(1) Construction Approvals by BNPPLC		14
	(a) Preconstruction Approvals by BNPPLC		14
	(b) Approval of Scope Changes		14
	(2) NAI’s Right to Possession and to Control Construction		14
	(a) Performance of the Work		15
	(b) Third Party Contracts		15
	(c) Adequacy of Drawings, Specifications and Budgets		16
	(d) Existing Condition of the Land and Improvements		16

(ii)

(Continued)

		(e) Correction of Defective Work	16
		(f) Clean Up	16
		(g) No Damage for Delays	16
		(h) No Fee For Construction Management	17
		(3) Quality of Work	17
	(B)	Completion Notice	17
	(C)	Status of Property Acquired With BNPPLC’s Funds	17
	(D)	Insurance	18
		(1) Liability Insurance	18
		(2) Property Insurance	18
		(3) Failure of NAI to Obtain Insurance	19
		(4) Waiver of Subrogation	19
	(E)	Condemnation	19
	(F)	Additional Representations, Warranties and Covenants of NAI Concerning the Property	20
		(1) Payment of Local Impositions	20
		(2) Operation and Maintenance	21
		(3) Debts for Construction, Maintenance, Operation or Development	22
		(4) Permitted Encumbrances and the Ground Lease	22
		(5) Books and Records Concerning the Property	22
	(G)	BNPPLC’s Right of Access	22
		(1) Access Generally	22
		(2) Failure of NAI to Perform	23

3	Amounts to be Added to the Lease Balance (in Addition to Construction Advances)		24
	(A)	Initial Advance	24
	(B)	Carrying Costs	24
	(C)	Commitment Fees	25
	(D)	Future Administrative Fees and Out-of-Pocket Costs	25
	(E)	Increased Cost Charges and Capital Adequacy Charges	26
	(F)	Ground Lease Payments	27

4	Construction Advances		27
	(A)	Costs Subject to Reimbursement Through Construction Advances	27
	(B)	Exclusions From Reimbursable Construction Period Costs	29
	(C)	Conditions to NAI’s Right to Receive Construction Advances	29
		(1) Construction Advance Requests	29
		(2) Amount of the Advances	30
		(a) The Maximum Construction Allowance	30

(iii)

(Continued)

		(b) Costs Previously Incurred by NAI	30
		(c) Limits During any Work/Suspension Period	31
		(d) Restrictions Imposed for Administrative Convenience	31
		(3) No Advances After Certain Dates	31
	(D)	Breakage Costs for Construction Advances Requested But Not Taken	31
	(E)	No Third Party Beneficiaries	32
	(F)	No Waiver	32

5	Application of Insurance and Condemnation Proceeds		32
	(A)	Collection and Application Generally	32
	(B)	Advances of Escrowed Proceeds to NAI	33
	(C)	Status of Escrowed Proceeds After Commencement of the Term of the Lease	33
	(D)	Special Provisions Applicable After a 97-10/Meltdown Event or Event of Default	33
	(E)	NAI’s Obligation to Restore	33
	(F)	Special Provisions Concerning a Complete Taking	34

6	Notice of Cost Overruns and Pre-lease Force Majeure Events		34
	(A)	Notice of Projected Cost Overruns	34
	(B)	Pre-lease Force Majeure Event Events and Notices	34

7	Suspension and Termination of NAI’s Work		34
	(A)	Rights and Obligations During a Work/Suspension Period	34
	(B)	NAI’s Election to Terminate NAI’s Work	34
	(C)	BNPPLC’s Election to Terminate NAI’s Work	38
	(D)	Surviving Rights and Obligations	38
	(E)	Cooperation After a Termination of NAI’s Work	38

8	Continuation of Construction by BNPPLC		40
	(A)	Owner’s Election to Continue Construction	40
		(1) Take Control of the Property	40
		(2) Continuation of Construction	40
		(3) Arrange for Turnkey Construction	41
		(4) Suspension or Termination of Construction by BNPPLC	41
	(B)	Powers Coupled With an Interest	42

9	NAI’s Obligation for 97-10/Prepayments		42

10	Indemnity for Covered Construction Period Losses		43

(iv)

(Continued)

	(A)	Covenant to Indemnify Against Covered Construction Period Losses		43
	(B)	Certain Losses Included or Excluded		44
		(1)	Back to Back Claims by Participants Against BNPPLC	44
		(2)	Environmental	45
		(3)	Failure to Maintain a Safe Work Site	45
		(4)	Failure to Complete Construction	46
		(5)	Fraud	46
		(6)	Excluded Taxes and Established Misconduct	46
	(C)	Express Negligence Protection		46
	(D)	Survival of Indemnity		47
	(E)	Due Date for Indemnity Payments		47
	(F)	Order of Application of Payments		47
	(G)	Defense of BNPPLC		47
		(1)	Assumption of Defense	47
		(2)	Indemnity Not Contingent	47
	(H)	Notice of Claims		48
	(I)	Withholding of Consent to Settlements Proposed by NAI		48
	(J)	Settlements Without the Prior Consent of NAI		48
		(1)	Election to Pay Reasonable Settlement Costs in Lieu of Actual	48
		(2)	Conditions to Election	49
		(3)	Indemnity Survives Settlement	49
	(K)	No Authority to Admit Wrongdoing on the Part of NAI		49
	(L)	Refunds of Covered Construction Period Losses Paid by NAI		50
		(1)	Payment by BNPPLC After Refund	50
		(2)	Meaning of Refund	50
		(3)	Conditions to Payment	51

11	Characterization of Operative Documents; Remedies			51
	(A)	Characterization of Operative Documents		51
		(1)	Confirmation of Lien and Security Interest Granted in the Lease	51
		(2)	Foreclosure Remedies	51
	(B)	Notice Required So Long As the Purchase Option Continues Under the Purchase Agreement		52
	(C)	Remedies Cumulative		52
	(D)	Third Party Estoppels		53

(v)

(Continued)
Exhibits and Schedules

Exhibit A	Legal Description

Exhibit B	Description of the Construction Project and Budget

Exhibit C	Construction Advance Request Form

Exhibit D	Pre-lease Force Majeure Event Notice

Exhibit E	Notice of Termination by NAI’s Work

Exhibit F	Notice of NAI’s Intent to Terminate

Exhibit G	Notice of Increased Funding Commitment by BNPPLC

Exhibit H	Notice of Increased Time Commitment by BNPPLC

Exhibit I	Notice of Rescission of NAI’s Intent to Terminate

Exhibit J	Form of Contractor Estoppel

Exhibit K	Form of Design Professional Estoppel

(vi)

CONSTRUCTION AGREEMENT
(BUILDING 9)
          This CONSTRUCTION AGREEMENT (BUILDING 9) (this “Agreement”), dated as of February 1, 2008 (the “Effective Date”), is made by and between BNP PARIBAS LEASING CORPORATION (“BNPPLC”), a Delaware corporation, and NETWORK APPLIANCE, INC. (“NAI”), a Delaware corporation.
RECITALS
          Contemporaneously with the execution of this Agreement, BNPPLC and NAI are executing a Common Definitions and Provisions Agreement (Building 9) dated as of the Effective Date (the “Common Definitions and Provisions Agreement”), which by this reference is incorporated into and made a part of this Agreement for all purposes. As used in this Agreement, capitalized terms defined in the Common Definitions and Provisions Agreement and not otherwise defined in this Agreement are intended to have the respective meanings assigned to them in the Common Definitions and Provisions Agreement.
          At the request of NAI and to facilitate the transaction contemplated in the other Operative Documents, contemporaneously with this Agreement BNPPLC is executing and accepting a Ground Lease (Building 9) from NAI (the “Ground Lease”), pursuant to which BNPPLC is acquiring a leasehold estate in the Land described in Exhibit A and any existing Improvements on such Land.
          Also contemporaneously with this Agreement, BNPPLC and NAI are executing a Lease Agreement (Building 9) (the “Lease”), pursuant to which the parties expect that NAI will lease the Improvements on the Land described in Exhibit A from BNPPLC for a lease term that will commence on the Completion Date (as defined below).
          In anticipation of the construction of new or additional Improvements for NAI’s use pursuant to the Lease, BNPPLC and NAI have agreed upon the terms and conditions upon which BNPPLC is willing to authorize NAI to arrange and manage such construction and upon which BNPPLC is willing to provide funds for such construction, and by this Agreement BNPPLC and NAI desire to evidence such agreement.
ENGAGEMENT AND AUTHORIZATION
          Subject to the terms and conditions set forth in this Agreement, BNPPLC does hereby engage and authorize NAI — and NAI does hereby accept such engagement and authorization, as an independent contractor for BNPPLC — to construct the Construction Project on the Land and to manage such construction for BNPPLC. As more particularly provided in subparagraph 2(A)(2) below, NAI will take possession and control of the Land and all Improvements on the Land to accomplish such construction. However, the rights and authority granted to NAI by this Agreement are expressly made subject and subordinate to the terms and condition hereinafter set forth and to the Ground Lease, to the Permitted Encumbrances and to any other claims or encumbrances affecting the Land or the Property that may be asserted by third parties other than Liens Removable by BNPPLC.
GENERAL TERMS AND CONDITIONS
1       Additional definitions. As used in this Agreement, capitalized terms defined above will have the respective meanings assigned to them above; as indicated above, capitalized terms that are defined in the Common Definitions and Provisions Agreement and that are used but not defined herein will have the respective meanings assigned to them in the Common Definitions and Provisions Agreement; and, the following terms will have the following respective meanings:
“97-10/Maximum Permitted Prepayment” as of any date means the amount equal to eighty-nine and nine-tenths of one percent (89.9%) of the aggregate of all 97-10/Project Costs paid or incurred on or prior to such date.
“97-10/Meltdown Event” means any of the following:
          (a)     NAI gives a Notice of NAI’s Intent to Terminate and thereafter (i) fails to rescind the same as described in subparagraph 7(B)(7) within ten days after BNPPLC responds with any Increased Commitment, or (ii) gives a Notice of Termination by NAI as provided in subparagraph 7(B)(1); or
          (b)     NAI gives a notice to terminate its Supplemental Payment Obligation under the Purchase Agreement as described in subparagraph 6(B) of the Purchase Agreement; or
          (c)     BNPPLC gives notice to NAI as described in subparagraph 7(C) to cause a Termination of NAI’s Work; or
          (d)     NAI fails for any reason whatsoever to substantially complete the Construction Project and give a Completion Notice to BNPPLC prior to the Target Completion Date; or
          (e)     for any reason whatsoever (including the accrual of Carrying Costs), the Funded Construction Allowance exceeds the

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Maximum Construction Allowance.
“97-10/Prepayment” means any payment to BNPPLC required by Paragraph 9, which in each case will equal (A) the 97-10/Maximum Permitted Prepayment, computed as of the date on which the payment becomes due, less (B) the sum of (1) the accreted value of any prior payments actually received by BNPPLC from NAI constituting 97-10/Prepayments, and (2) amounts (if any) then owed by BNPPLC to NAI pursuant to this Agreement as reimbursements for Reimbursable Construction Period Costs paid by NAI and not theretofore reimbursed. For purposes of the preceding sentence, “accreted value” of a payment means the amount of the payment plus an amount equal to the interest that would have accrued on the payment if it bore interest at the Effective Rate plus the Spread.
“97-10/Project Costs” means the following:
          (a)      costs incurred for the Work, including not only hard costs incurred for the new Improvements described in Exhibit B, but also the following costs to the extent reasonably incurred in connection with the Construction Project:
•	soft costs, such as architectural fees, engineering fees and fees and costs paid in connection with obtaining project permits and approvals required by governmental authorities or any Permitted Encumbrance,

•	site preparation costs, and

•	costs of offsite and other public improvements required as conditions of governmental approvals for the Construction Project or required by any Permitted Encumbrances;
          (b)      costs incurred to maintain insurance required by (and consistent with the requirements of) this Agreement prior to the Completion Date;
          (c)      Local Impositions that have accrued or become due prior to the Completion Date;
          (d)      Accrued Construction Period Interest Expense; and
          (e)      any costs in addition to those described in clauses (a) through (d) preceding that GAAP (as it exists on the Effective Date) would allow BNPPLC to capitalize as part of the cost of the Property or that the 97-10/Pronouncement would allow BNPPLC to characterize as project costs, including: (1) cancellation or termination fees

Construction Agreement (Building 9) – Page 3

or other compensation payable by NAI or BNPPLC pursuant to any contract concerning the Construction Project made by NAI or BNPPLC with any general contractor, architect, engineer or other third party because of any election by NAI or BNPPLC to cancel or terminate such contract, and (2) any costs that BNPPLC incurs and is allowed to capitalize to continue or complete the Construction Project after any Owner’s Election to Continue Construction as provided in subparagraph 8(A).
However, notwithstanding the foregoing, 97-10/Project Costs will not include Pre-lease Force Majeure Losses, Administrative Fees, the Arrangement Fee or any legal fees which are included in Transaction Expenses.
“97-10/Pronouncement” means the pronouncement issued by the Emerging Issues Task Force of the Financial Accounting Standards Board in 1998 titled “EITF 97-10: The Effect of Lessee Involvement in Asset Construction”, which provides that certain kinds of involvement by a lessee in pre-lease commencement construction will cause the lessee to be considered as the owner of the leased property during the construction period and then will require application of the appropriate sale and leaseback accounting rules.
“NAI’s Estimate of Force Majeure Delays” has the meaning indicated in subparagraph 7(B)(4).
“NAI’s Estimate of Force Majeure Excess Costs” has the meaning indicated in subparagraph 7(B)(3).
“Accrued Construction Period Interest Expense” means interest that has accrued and that BNPPLC has paid or is obligated to pay on Funding Advances for any period prior to the Completion Date. Such interest will include a percentage, equal to the aggregate Percentages of all Participants (under and as defined in the Participation Agreement), of Carrying Costs and Commitment Fees that accrue after the execution of any Participation Agreement and that are added to the Outstanding Construction Allowance as provided in this Agreement, it being understood that the additional amounts BNPPLC must pay to the Participants under the Participation Agreement because of the accrual of Carrying Costs and Commitment Fees effectively constitute construction period interest on advances the Participants make to BNPPLC under the Participation Agreement. Accrued Construction Period Interest Expense will also include any interest and other finance charges that accrue prior to the Completion Date because of Funding Advances provided to BNPPLC by BNPPLC’s Parent in the form of loans, regardless of whether BNPPLC’s obligation in respect of such loans is limited to BNPPLC’s interest in the Property. However, any such interest and other finance charges accruing on Funding Advances provided by BNPPLC’s Parent and included in Accrued Construction Period Interest Expense will not exceed the Carrying Costs attributable to the portion of the Lease Balance funded or maintained by

Construction Agreement (Building 9) – Page 4

such Funding Advances. Further, Accrued Construction Period Interest will not include any portion of Carrying Costs included in Pre-lease Force Majeure Losses (as set forth in the definition thereof below) or interest or finance charges that BNPPLC must pay to the Participants under the Participation Agreement because of the accrual of such portion of Carrying Costs.
“Administrative Fee” has the meanings indicated in subparagraph 3(A) and subparagraph 3(D).
“Affiliate’s Contract” has the meaning indicated in subparagraph 2(A)(2)(b)2).
“Arrangement Fee” has the meaning indicated in subparagraph 3(A).
“Capital Adequacy Charges” has the meaning indicated in subparagraph 3(E)(1).
“Carrying Costs” has the meaning indicated in subparagraph 3(B).
“Commitment Fee Rate” means, for each Construction Period, the amount established as of the date (in this definition, the “CFR Test Date”) that is two Business Days prior to such period by reference to the pricing grid below, based upon the ratio calculated by dividing (1) Consolidated EBITDA for the then latest Rolling Four Quarters Period that ended prior to (and for which NAI has reported earnings as necessary to compute Consolidated EBITDA) into (2) the Consolidated Debt for Borrowed Money as of the end of such Rolling Four Quarters Period. In each case, the Commitment Fee Rate will be established at the Level in the pricing grid below which corresponds to such ratio; provided, that:
          (a)      promptly after earnings are reported by NAI for the latest quarter in any Rolling Four Quarters Period, NAI must notify BNPPLC of any resulting change in the Commitment Fee Rate under this definition, and no reduction in the Commitment Fee Rate from one period to the next will be effective for purposes of this Agreement unless, prior to the CFR Test Date for the next period, NAI shall have provided BNPPLC with a written notice setting forth and certifying the calculation under this definition that justifies the reduction; and
          (b)      if Commitment Fees are understated during any Construction Period because of any misstatement, subsequently discovered, of Consolidated EBITDA or Consolidated Debt for Borrowed Money, BNPPLC will be entitled to add to the Outstanding Construction Allowance or (after the Completion Date) collect from NAI all additional amounts that would have been added to the Outstanding Construction Allowance hereunder or expected to be paid under the other

Construction Agreement (Building 9) – Page 5

Operative Documents but for the misstatement, together with interest on each such additional amount computed at the Default Rate from the date it would have been included in the Outstanding Construction Allowance or expected to be paid to the date it is actually added or paid.

Levels	Ratio of Consolidated Debt for	Spread
Borrowed Money to
Consolidated EBITDA
Level I	less than 0.5	6.0 basis points
Level II	greater than or equal to 0.5, but less than 1.0	7.0 basis points
Level III	greater than or equal to 1.0, but less than 1.5	8.0 basis points
Level IV	greater than or equal to 1.5, but less than 2.0	10.0 basis point
Level V	greater than or equal to 2.0	15.0 basis points

All determinations of the Commitment Fee Rate by BNPPLC will, in the absence of clear and demonstrable error, be binding and conclusive for purposes of this Agreement. Further BNPPLC may, but will not be required, to rely on the determination of the Commitment Fee Rate set forth in any notice delivered by NAI as described above in clause (a) of this definition.
“Commitment Fees” has the meaning indicated in subparagraph 3(C).
“Complete Taking” means a taking by eminent domain prior to the Completion Date over NAI’s objection of all of the Land or the Property, or so much thereof as to make it impossible to complete the Construction Project for its intended uses on the Land regardless of any Scope Changes BNPPLC may be willing to approve or any Increased Commitment that BNPPLC may be willing to provide.
“Completion Date” means the date upon which NAI gives the notice to BNPPLC which is required by subparagraph 2(B), after having substantially completed the Construction Project and having obtained any certificate of occupancy or other permit (temporary or permanent) required for the commencement of NAI’s use of the Improvements.

Construction Agreement (Building 9) – Page 6

“Completion Notice” means the notice required by subparagraph 2(B) from NAI to BNPPLC, advising BNPPLC that NAI has substantially completed construction of the Construction Project and has obtained any certificate of occupancy or other permit (temporary or permanent) required for the commencement of NAI’s use of the Improvements.
“Construction Advances” means (1) actual advances of funds made by or on behalf of BNPPLC to or on behalf of NAI as provided in Paragraph 4, which sets forth NAI’s rights to receive advances for Reimbursable Construction Period Costs, and (2) other amounts paid or incurred by BNPPLC that subparagraph 8(A) or other provisions of this Agreement allow BNPPLC to characterize as Construction Advances. The term “Construction Advances” will not, however, include advances of insurance proceeds, condemnation proceeds or other Escrowed Proceeds to pay or reimburse costs of repairs or restoration.
“Construction Advance Request” has the meaning indicated in subparagraph 4(C)(1).
“Construction Allowance” means the allowance to be provided by BNPPLC for the design and construction of the Construction Project, against which and from which Carrying Costs, Construction Advances and other amounts will be or may be charged and paid as provided in various provisions of this Agreement (including Paragraphs 3, 4 and 8).
“Construction Budget” means the budget for the Construction Project set forth in Exhibit B.
“Construction Project” means the new buildings or other substantial Improvements to be constructed, or the alteration of existing Improvements, as described generally in Exhibit B.
“Covered Construction Period Losses” has the meaning indicated in subparagraph 10(A).
“Defective Work” has the meaning indicated in subparagraph 2(A)(2)(e).
“FOCB Notice” means a notice from BNPPLC to NAI advising NAI of any of the following events or circumstances, and also advising NAI that because of any of the following events or circumstances BNPPLC will be entitled to make the election described in subparagraph 7(C), which will constitute a Termination of NAI’s Work and a 97-10/Meltdown Event:

Construction Agreement (Building 9) – Page 7

          (1)     NAI has taken action to cancel or terminate or reduce the coverage available to BNPPLC under the builder’s risk insurance obtained for the Construction Project as required by this Agreement, or NAI has otherwise failed to maintain any insurance or to provide insurance certificates to BNPPLC as required by this Agreement and not cured such failure within ten days after receiving notice thereof, or
          (2)     NAI has given any Pre-lease Force Majeure Event Notice to BNPPLC, or
          (3)     an Event of Default has occurred and is continuing; or
          (4)     a Work/Suspension Event has occurred and continued for more than thirty consecutive days after NAI’s receipt of a Work/Suspension Notice advising NAI of such Work/Suspension Event, and subsequent to such thirty day period the Work/Suspension Event has not been rectified by NAI.
“Force Majeure Event” means (A) any taking of any part of the Property by eminent domain prior to the Completion Date, and (B) any damage to the Improvements or disruption of the Work that occurs prior to the Completion Date and that is caused by fire or acts of God (such as flood, lightning, earthquake or hurricane), war, strikes and other labor disputes, or riot or similar civil disturbance, but only to the extent such damage or disruption (i) is beyond the control of and not caused in whole or in part by negligence, illegal acts or willful misconduct on the part of NAI or of its employees or of any other party acting under NAI’s control or with the approval or authorization of NAI, and (ii) could not have been avoided or overcome by the exercise of due diligence or reasonable foresight on the part of NAI or of any other such party.
“Funded Construction Allowance” means on any day the Outstanding Construction Allowance on that day, including all Construction Advances and Carrying Costs added to the Outstanding Construction Allowance on or prior to that day, plus the amount of any Qualified Prepayments deducted on or prior to that day in the calculation of such Outstanding Construction Allowance.
“Future Work” has the meaning indicated in subparagraph 4(C)(2)(b).
“Ground Lease Rents” has the meaning indicated in subparagraph 3(F).
“Increased Cost Charges” has the meaning indicated in subparagraph 3(E)(1).
“Increased Commitment” has the meaning indicated in subparagraph 7(B)(6).
“Increased Funding Commitment” has the meaning indicated in

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subparagraph 7(B)(6)(a).
“Increased Time Commitment” has the meaning indicated in subparagraph 7(B)(6)(b).
“Initial Advance” has the meaning indicated in subparagraph 3(A).
“Maximum Construction Allowance” means an amount equal to the difference computed by subtracting the Initial Advance from $48,950,000, as such amount may be increased from time to time by any Increased Funding Commitment made by BNPPLC as provided in subparagraph 7(B)(6).
“Notice of NAI’s Intent to Terminate” has the meaning indicated in subparagraph 7(B)(2).
“Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” has the meaning indicated in subparagraph 7(B)(5).
“Notice of Termination by NAI” has the meaning indicated in subparagraph 7(B)(1).
“Outstanding Construction Allowance” means, as of any date, the difference (but not less than zero) of (A) the total Construction Advances made by or on behalf of BNPPLC on or prior to such date in question, plus (B) all Carrying Costs, Commitment Fees, Administrative Fees, Increased Cost Charges and Capital Adequacy Charges added on or prior to the date as provided in Paragraph 3, less (C) any funds received and applied as Qualified Prepayments on or prior to such date.
“Owner’s Election to Continue Construction” has the meaning indicated in subparagraph 8(A).
“Pre-lease Casualty” has the meaning indicated in subparagraph 2(A)(2)(a).
“Pre-lease Force Majeure Delays” means delays in the completion of the Work to the extent (but only to the extent) caused solely by a Pre-lease Force Majeure Event.
“Pre-lease Force Majeure Event” means a Force Majeure Event that occurs prior to the Completion Date; provided, however, that if NAI does not notify BNPPLC of any such Force Majeure Event by the delivery of a Pre-lease Force Majeure Event Notice within thirty days after the Force Majeure Event first occurs or commences, then such Force Majeure Event will not qualify as a “Pre-lease Force Majeure Event” for purposes of this Agreement or the other Operative Documents.

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“Pre-lease Force Majeure Event Notice” has the meaning indicated in subparagraph 6(B).
“Pre-lease Force Majeure Excess Costs” means the amount (if any) by which the increases in the costs of the Work resulting directly and solely from a Pre-lease Force Majeure Event (such as, for example, the costs of repairing damage to the Improvements caused by a Pre-lease Force Majeure Event) exceed the amounts available to pay or reimburse NAI for such increased costs. Amounts available to pay or reimburse such increased costs will include (a) insurance proceeds or any recovery from a third party (including any Escrowed Proceeds held by BNPPLC), and (b) any part of the Construction Allowance (including any unused contingency amount in the Construction Budget) not used or needed to cover other Reimbursable Construction Period Costs.
“Pre-lease Force Majeure Losses” means any of the following Losses that BNPPLC suffers by reason of any taking or damage to the Improvements which constitutes a Pre-lease Force Majeure Event:
          (a)     the costs of repairing any such damage to the extent that such costs have, as of the date of any required determination of Pre-lease Force Majeure Losses, been paid or reimbursed from a Construction Advance (and thus are included in the Lease Balance as of that date), to be distinguished from costs of repairs paid or reimbursed from insurance proceeds or from any recovery from a third party;
          (b)     any diminution in the value of the Improvements resulting from any such taking or resulting from any such damage that has not, as of the date of the required determination of Pre-lease Force Majeure Losses, been repaired;
          (c)     any increase in the total amount of Carrying Costs, Commitment Fees, Administrative Fees, Increased Cost Charges, Capital Adequacy Charges and Ground Lease Rents (and any other amounts) added to the Lease Balance as provided in Paragraph 3 solely by reason of Pre-lease Force Majeure Delays; and
          (d)     to the extent not already included in the increase described in the preceding clause, all increases in Carrying Costs that are attributable to the amounts included in Pre-lease Force Majeure Losses pursuant to the preceding clause (a);
but in each case such amounts will constitute Pre-lease Force Majeure Losses only to the extent, if any, that they are not offset by condemnation or insurance proceeds which are (1) paid by reason of such Pre-lease Force Majeure Event (including insurance proceeds paid to compensate BNPPLC or NAI for increased financing costs, the lost time value of

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BNPPLC’s investment in the Project or business interruption) and (2) applied as a Qualified Prepayment to reduce the Lease Balance.
Also, for purposes of this definition, the diminution in the value of the Improvements, as described in the preceding clause (b), because of any damage that constitutes a Pre-lease Force Majeure Event will not exceed the amount thereof estimated in good faith by any independent appraiser or insurance adjuster engaged by BNPPLC to determine such amount after BNPPLC has received a Pre-lease Force Majeure Event Notice as provided in subparagraph 6(B), nor will it exceed the cost of repairing the damage as estimated in good faith by any such independent insurance adjuster or as indicated by any bona fide written bid to make the repairs that BNPPLC obtains from a reputable contractor capable of making the repairs.
“Prior Work” has the meaning indicated in subparagraph 4(C)(2)(b).
“Projected Cost Overruns” means the excess (if any), calculated as of the date of each Construction Advance Request, of (1) the total of projected Reimbursable Construction Period Costs yet to be incurred or for which NAI has yet to be reimbursed hereunder (including projected Reimbursable Construction Period Costs for Future Work), over (2) the balance of the remaining Construction Allowance then projected to be available to cover such costs. The balance of the remaining Construction Allowance then projected to be available will equal: (i) the amount (if any) by which the Maximum Construction Allowance exceeds the Funded Construction Allowance, plus (ii) any Escrowed Proceeds then available or expected to be available to cover costs of repairs and restoration that NAI will perform as part of the Work after a casualty or condemnation, less (iii) all projected future Carrying Costs, Commitment Fees, Administrative Fees and other amounts to be added to the Outstanding Construction Allowance as provided in Paragraph 3.
“Reimbursable Construction Period Costs” has the meaning indicated in subparagraph 4(A).
“Remaining Proceeds” has the meaning indicated in subparagraph 5(A).
“Scope Change” means a change to the Construction Project that, if implemented, will make the quality, function or capacity of the Improvements “materially different” (as defined below in this subparagraph) than as described or inferred by the site plan or plans and renderings referenced in Exhibit B. The term “Scope Change” is not intended to include the mere refinement, correction or detailing of the site plan, plans or renderings submitted to BNPPLC by NAI. As used in this definition, a “material difference” means a difference that could reasonably be expected to (a) cause the Lease Balance to exceed

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the fair market value of the Property when the Construction Project is completed and all Construction Advances required in connection therewith have been funded, or significantly increase any such excess, (b) change the general character of the Improvements from that needed to accommodate the uses to be permitted by subparagraph 2(A) of the Lease, or (c) cause or exacerbate Projected Cost Overruns.
“Target Completion Date” means the last Business Day of the calendar month which includes the second anniversary of the Effective Date, as such date may be extended from time to time by any Increased Time Commitment made by BNPPLC as provided in subparagraph 7(B)(6)(b).
“Termination of NAI’s Work” means a termination of NAI’s rights and obligations to continue the Work because of an election to terminate made by NAI pursuant to subparagraph 7(B) or because of an election by BNPPLC made pursuant to subparagraph 7(C).
“Third Party Contract” has the meaning indicated in subparagraph 2(A)(2)(b)1).
“Third Party Contract/Termination Fees” means any amounts, however denominated, for which NAI will be obligated under a Third Party Contract as a result of any election or decision by NAI to terminate such Third Party Contract, including demobilization costs; provided, however, amounts payable only by reason of Prior Work as of the date of any such termination will not be characterized as Third Party Contract/Termination Fees. If NAI reserves an absolute express right in a Third Party Contract to terminate such contract at any time, without cause, for a specified U.S. dollar amount, such amount will constitute a Third Party Contract/Termination Fee. If no such right is reserved in a Third Party Contract, the amount of damages that NAI is required to pay (in addition to payments required for Prior Work) upon a repudiation of the Third Party Contract by NAI will qualify as a “Third Party Contract/Termination Fee” applicable to such contract for purposes of this Agreement.
“Timing or Budget Shortfall” means that, as of any time prior to the Completion Date, (i) the remaining available Construction Allowance will not be sufficient to cover Reimbursable Construction Period Costs yet to be paid or reimbursed from Construction Advances (x) because the cost of the Work exceeds budgeted expectations (resulting in Projected Cost Overruns) through no fault of NAI or its employees or any other party acting under NAI’s control or with the approval or authorization of NAI, (y) because of any Pre-lease Force Majeure Event or (z) because NAI can no longer satisfy conditions to BNPPLC’s obligation to provide further Construction Advances, or (ii) the Work will not be substantially completed prior to the Target Completion Date through no fault of NAI or its employees or any other party acting under NAI’s control or with the approval or

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authorization of NAI. As used in this definition with respect to any party, the term “fault” will not include inadequate estimation of time or dollars unless shown to be caused by the negligence or wilful misconduct of that party.
“Upfront Fees” has the meaning indicated in subparagraph 3(A).
“Work” has the meaning indicated in subparagraph 2(A)(2)(a).
“Work/Suspension Event” means any of the following:
          (1)     Projected Cost Overruns have become more likely than not, in BNPPLC’s good faith judgment (taking into account any notices or Construction Draw Requests from NAI indicating that a Pre-lease Force Majeure Event may result in Projected Cost Overruns), and BNPPLC has notified NAI of such judgement and the reasons therefor.
          (2)     Delays in the Work (including any delays resulting from damage to the Property by fire or other casualty or from any taking of any part of the Property by condemnation) have made it substantially unlikely, in BNPPLC’s good faith judgment, that NAI will be able to complete the Construction Project in accordance with the requirements of this Agreement prior to the Target Completion Date using only the funds available to NAI under this Agreement, and BNPPLC has notified NAI of such judgement and the reasons therefor.
          (3)     BNPPLC has requested with respect to any Construction Advance, but NAI has failed to provide within thirty days after receipt of the request: (1) invoices, requests for payment from contractors and other evidence reasonably establishing that the costs and expenses for which NAI has requested or is requesting reimbursement constitute actual Reimbursable Construction Period Costs, and (2) canceled checks, lien waivers or other evidence reasonably establishing that all prior Construction Advances paid to NAI have been used by NAI to pay the Reimbursable Construction Period Costs for which the prior advances were requested and made.
“Work/Suspension Notice” means a notice from BNPPLC to NAI advising NAI of any event or circumstances that constitute a Work/Suspension Event and advising NAI that (1) before the Work/Suspension Event is rectified BNPPLC may limit Construction Advances to NAI as permitted by this Agreement, and (2) unless NAI does rectify the Work/Suspension Event within thirty days after NAI’s receipt of such notice, BNPPLC may elect to send an FOCB Notice in anticipation of a Termination of NAI’s Work.
“Work/Suspension Period” means any period (1) beginning with the date of any Work/Suspension Notice, FOCB Notice or Notice of NAI’s Intent to Terminate, and (2)

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ending on the earlier of (a) the first date upon which (i) no Work/Suspension Events are continuing, (ii) all previous FOCB Notices and Notices of NAI’s Intent to Terminate (if any) have been rescinded, and (iii) no 97-10/Meltdown Events have occurred, or (b) the effective date of any Termination of NAI’s Work as described in subparagraph 7(B) or subparagraph 7(C).
2       Construction and Management of the Property by NAI.
          (A)    The Construction Project.
          (1)     Construction Approvals by BNPPLC.
          (a)     Preconstruction Approvals by BNPPLC. NAI has submitted and obtained BNPPLC’s approval of the site plan and descriptions of the Construction Project referenced in Exhibit B. Also set forth in Exhibit B is a general description of the Construction Project. The Construction Project, as constructed by NAI pursuant to this Agreement, and all construction contracts and other agreements executed or adopted by NAI in connection therewith, must not be inconsistent in any material respect with the plans or other items referenced in Exhibit B, except to the extent otherwise provided by any Scope Change approved by BNPPLC and except as otherwise provided in subparagraph 8(A) if BNPPLC should make an Owner’s Election to Continue Construction after any Termination of NAI’s Work.
          (b)     Approval of Scope Changes. Before making a Scope Change, NAI must provide to BNPPLC a reasonably detailed written description of the Scope Change, a revised Construction Budget and a copy of any changes to the drawings, plans and specifications for the Improvements required in connection therewith, all of which must be approved in writing by BNPPLC before the Scope Change is implemented. After receiving such items, BNPPLC will endeavor in good faith to respond promptly (and in any event no later than thirty days after such receipt) to any request by NAI for approval of the Scope Change. BNPPLC will not, however, be liable for any failure to provide a prompt response. Further, BNPPLC’s approval will not in any event constitute a waiver of subparagraph 2(A)(3) or of any other provision of this Agreement or other Operative Documents.
          (2)     NAI’s Right to Possession and to Control Construction. Subject to the terms and conditions set forth in this Agreement, and prior to any Termination of NAI’s Work as provided in subparagraphs 7(B) and 7(C), NAI will have possession of the Land and all Improvements on the Land to the exclusion of BNPPLC and will have the sole

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right to control and the sole responsibility for the design and construction of the Construction Project, including the means, methods, sequences and procedures implemented to accomplish such design and construction. Although title to all Improvements will vest in BNPPLC (as more particularly provided in subparagraph 2(C)), BNPPLC’s obligation with respect to the Construction Project will be limited to the making of advances under and subject to the conditions set forth in this Agreement. Without limiting the foregoing, NAI acknowledges and agrees that:
          (a)      Performance of the Work. Except as provided in subparagraphs 7(A) and 7(D), NAI must, using its best skill and judgment and in an expeditious and economical manner not inconsistent with the interests of BNPPLC, perform or cause to be performed all work required, and must provide or cause to be provided all supplies and materials required, to design and complete construction of the Construction Project (collectively, the “Work”) no later than the Target Completion Date. The Work will include obtaining all necessary building permits and other governmental approvals required in connection with the design and construction of the Construction Project, or required in connection with the use and occupancy thereof (e.g., certificates of occupancy). The Work will also include any repairs or restoration required because of damage to Improvements by fire or other casualty prior to the Completion Date (a “Pre-lease Casualty”); provided, however, the cost of any such repairs or restoration will be subject to reimbursement not only through Construction Advances made to NAI on and subject to the terms and conditions of this Agreement, but also through the application of Escrowed Proceeds as provided in Paragraph 5; and, provided further, like other Work, any such repairs and restoration to be provided by NAI will be subject to subparagraphs 7(A) and 7(B), which establish certain rights of NAI to suspend or discontinue any Work. NAI will carefully schedule and supervise all Work, will check all materials and services used in connection with all Work and will keep full and detailed accounts as may be necessary to document expenditures made or expenses incurred for the Work.
          (b)      Third Party Contracts.
          1)     NAI will not enter into any construction contract or other agreement with a third party concerning the Work or the Construction Project (a “Third Party Contract”) in the name of BNPPLC or otherwise purport to bind BNPPLC to any obligation to any third party.
          2)     In any Third Party Contract between NAI and any of its Affiliates (an “Affiliate’s Contract”) NAI must reserve the right to terminate such contract at any time, without cause, and without subjecting

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NAI to liability for any Third Party Contract/Termination Fee. Further, NAI must not enter into any Affiliate’s Contract that obligates NAI to pay more than would be required under an arms-length contract or that would require NAI to pay its Affiliate any amount in excess of the sum of actual, out-of-pocket direct costs and internal labor costs incurred by the Affiliate to perform such contract.
          (c)     Adequacy of Drawings, Specifications and Budgets. BNPPLC has not made and will not make any representations as to the adequacy of the Construction Budget or any other budget or any site plans, renderings, plans, drawings or specifications for the Construction Project, and no modification of any such budgets, site plans, renderings, plans, drawings or specifications that may be required from time to time will entitle NAI to any adjustment in the Construction Allowance.
          (d)     Existing Condition of the Land and Improvements. NAI is familiar with the conditions of the Land and any existing Improvements on the Land. NAI will have no claim for damages against BNPPLC or for an increase in the Construction Allowance or for an extension of the deadline specified in subparagraph 2(A)(2)(a) for completing the Work by reason of any condition (concealed or otherwise) of or affecting the Land or Improvements.
          (e)     Correction of Defective Work. NAI will promptly correct all Work performed prior to any Termination of NAI’s Work that does not comply with the requirements of this Agreement for any reason other than a Pre-lease Casualty (“Defective Work”). If NAI fails to correct any Defective Work or fails to carry out Work in accordance with this Agreement, BNPPLC may (but will not be required to) order NAI to stop all Work until the cause for such failure has been eliminated.
          (f)     Clean Up. Upon the completion of all Work, NAI will remove all waste material and rubbish from and about the Land, as well as all tools, construction equipment, machinery and surplus materials. NAI will keep the Land and the Improvements thereon in a reasonably safe and sightly condition as Work progresses.
          (g)     No Damage for Delays. NAI will have no claim for damages against BNPPLC or for an increase in the Construction Allowance by reason of any delay in the performance of any Work. Nor will NAI have any claim for an extension of the deadline specified in subparagraph 2(A)(2)(a) for completing the Work because of any such period of delay, except that (i) in the case of any Pre-

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lease Force Majeure Delays, NAI will have certain rights as set forth in subparagraph 7(B) and other provisions of this Agreement, and (ii) in the event of intentional interference with the Work by BNPPLC itself for which NAI provides written notice to cease, NAI will be entitled to an extension of the deadline specified in subparagraph 2(A)(2)(a) as needed because of any delays resulting from such intentional interference. It is also understood that any such intentional interference by BNPPLC will constitute a Force Majeure Event. In no event, however, will BNPPLC’s exercise of its rights and remedies permitted under this Agreement or the other Operative Documents be construed as intentional interference with NAI’s performance of any Work; and thus neither BNPPLC’s exercise of its right to withhold Construction Advances at any time when NAI has failed to satisfy all conditions herein to such advances, nor BNPPLC’s exercise of its right to terminate Work by NAI as provided in subparagraph 7(C), be considered as intentional interference with the Work or a Pre-lease Force Majeure Event.
          (h)     No Fee For Construction Management. NAI will have no claim under this Agreement for any fee or other compensation or for any reimbursement of internal administrative or overhead expenses (other than the out-of-pocket overhead expenses properly included in the Construction Budget, if any), it being understood that NAI is executing this Agreement in consideration of the rights expressly granted to it herein and in the other Operative Documents.
          (3)     Quality of Work. NAI will cause the Work undertaken and administered by it pursuant to this Agreement to be performed (a) in a safe and good and workmanlike manner, (b) in accordance with Applicable Laws, and (c) in compliance with the provisions of this Agreement and the material provisions of the Permitted Encumbrances.
          (B)     Completion Notice. Within fifteen Business Days after NAI substantially completes construction of the Construction Project and obtains any certificate of occupancy or other permit (temporary or permanent) required by Applicable Laws for the commencement of NAI’s use and occupancy of the Improvements, NAI must provide a notice (a “Completion Notice”) to BNPPLC, advising BNPPLC thereof, and thereby establish the Completion Date. For purposes of this Agreement and the other Operative Documents, BNPPLC will be entitled to rely without investigation upon any such notice given by NAI as evidence that NAI has, in fact, substantially completed the Construction Project and has obtained any certificate of occupancy or other permit (temporary or permanent) required for the commencement of NAI’s use of the Improvements, and after giving any such notice NAI will be estopped from later claiming that the Completion Date has not occurred.
          (C)     Status of Property Acquired With BNPPLC’s Funds. All Improvements

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constructed on the Land as provided in this Agreement will constitute “Property” for purposes of the Lease and other Operative Documents. Further, to the extent heretofore or hereafter acquired (in whole or in part) with any portion of the Initial Advance or with any Construction Advances or with other funds for which NAI receives reimbursement from the Initial Advance or Construction Advances, all furnishings, furniture, chattels, permits, licenses, franchises, certificates and other personal property of whatever nature will be considered as having been acquired on behalf of BNPPLC by NAI and will constitute “Property” for purposes of the Lease and other Operative Documents, as will all renewals or replacements of or substitutions for any such Property. The parties intend that title to the Improvements and to any other such Property will vest in BNPPLC without passing through NAI or NAI’s Affiliates before it is transferred to BNPPLC from contractors, suppliers, vendors or other third Persons, but with the understanding that all such Property will be accepted by BNPPLC subject to the terms and conditions of the other Operative Documents, including subparagraph 4(C)(1) of the Lease (concerning the characterization of the Lease and other Operative Documents for tax and certain other purposes). Although nothing herein constitutes authorization of NAI by BNPPLC to bind BNPPLC to any construction contract or other agreement with a third Person, any construction contract or other agreement executed by NAI for the acquisition or construction of Improvements or other components of the Property may, as NAI deems appropriate, provide for the direct transfer of title to BNPPLC as described in the preceding sentence.
          (D)    Insurance.
          (1)     Liability Insurance. Throughout the period prior to any Termination of NAI’s Work, NAI must maintain commercial general liability insurance against claims for bodily and personal injury, death and property damage occurring in or upon or resulting from any occurrence in or upon the Property under one or more insurance policies that satisfy the Minimum Insurance Requirements, which are set forth in an exhibit to the Common Definitions and Provisions Agreement. NAI must deliver and maintain with BNPPLC for each liability insurance policy required by this Agreement written confirmation of the policy and the scope of the coverage provided thereby issued by the applicable insurer or its authorized agent, which confirmation must also satisfy the Minimum Insurance Requirements.
          (2)     Property Insurance. Throughout the period prior to any Termination of NAI’s Work, NAI must also keep all Improvements (including all alterations, additions and changes made to the Improvements) insured against fire and other casualty under one or more property insurance policies that satisfy the Minimum Insurance Requirements. NAI must deliver and maintain with BNPPLC for each property insurance policy required by this Agreement written confirmation of the policy and the scope of the coverage provided thereby issued by the applicable insurer or its authorized agent, which confirmation must also satisfy the Minimum Insurance Requirements. If any of the

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Property is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance has been required hereunder, (i) BNPPLC may, but will not be obligated to, make proof of loss if not made promptly by NAI after notice from BNPPLC, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss directly to BNPPLC for application as required by Paragraph 5, and (iii) BNPPLC may settle, adjust or compromise any and all claims for loss, damage or destruction under any policy or policies of insurance (provided, that so long as no 97-10/Meltdown Event has occurred and no Event of Default has occurred and is continuing, BNPPLC must provide NAI with at least forty-five days notice of BNPPLC’s intention to settle any such claim before settling it unless NAI has already approved of the settlement by BNPPLC). BNPPLC will not in any event or circumstances be liable or responsible for failure to collect, or to exercise diligence in the collection of, any insurance proceeds. If any casualty results in damage to or loss or destruction of the Property, NAI must give prompt notice thereof to BNPPLC and Paragraph 5 will apply.
          (3)     Failure of NAI to Obtain Insurance. If NAI fails to obtain any insurance or to provide confirmation of any insurance as required by this Agreement, BNPPLC will be entitled (but not required) to obtain the insurance that NAI has failed to obtain or for which NAI has not provided the required confirmation and, without limiting BNPPLC’s other remedies under the circumstances, BNPPLC may charge the cost of such insurance against the Construction Allowance as if it were a Construction Advance paid to NAI as hereinafter provided.
          (4)     Waiver of Subrogation. NAI, for itself and for any Person claiming through it (including any insurance company claiming by way of subrogation), waives any and every claim which arises or may arise in its favor against BNPPLC or any other Interested Party for any and all Losses, to the extent that NAI is compensated by insurance or would be compensated by the insurance policies contemplated in this Agreement, but for any deductible or self-insured retention maintained under such insurance or but for a failure of NAI to maintain the insurance as required by this Agreement. NAI agrees to have such insurance policies properly endorsed so as to make them valid notwithstanding this waiver, if such endorsement is required to prevent a loss of insurance.
          (E)     Condemnation. Immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property or any portion thereof, or any other similar governmental or quasi-governmental proceedings arising out of injury or damage to the Property or any portion thereof, each party must promptly notify the other (provided, however, BNPPLC will have no liability for its failure to provide such notice) of the pendency of such proceedings. Prior to any Termination of NAI’s Work, NAI must, if requested by BNPPLC, diligently

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prosecute any such proceedings and consult with BNPPLC, its attorneys and experts and cooperate with them as reasonably requested in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property and all judgments, decrees and awards for injury or damage to the Property will be paid to BNPPLC as Escrowed Proceeds, and all such proceeds will be applied as provided in Paragraph 5. BNPPLC is hereby authorized, in its own name or in the name of NAI or in the name of both, to settle and deliver valid acquittances for, or to challenge and to appeal from, any such judgment, decree or award concerning condemnation of any of the Property (provided, that so long as no 97-10/Meltdown Event has occurred and no Event of Default has occurred and is continuing, BNPPLC must provide NAI with at least forty-five days notice of BNPPLC’s intention to settle any such claim before settling it unless NAI has already approved of the settlement by BNPPLC). BNPPLC will not in any event or circumstances be liable or responsible for failure to collect, or to exercise diligence in the collection of, any such proceeds, judgments, decrees or awards.
          (F)     Additional Representations, Warranties and Covenants of NAI Concerning the Property. Without limiting the rights granted to NAI by other provisions of this Agreement to be reimbursed from Construction Advances for the cost of complying with the following, NAI represents, warrants and covenants as follows:
          (1)     Payment of Local Impositions. Throughout the period prior to any Termination of NAI’s Work, NAI must pay or cause to be paid prior to delinquency all ad valorem taxes assessed against the Property and other Local Impositions. If requested by BNPPLC from time to time, NAI will furnish BNPPLC with receipts or other appropriate evidence showing payment of all Local Impositions prior to the applicable delinquency date therefor.
Notwithstanding the foregoing, NAI may in good faith, by appropriate proceedings, contest the validity, applicability or amount of any asserted Local Imposition, and pending such contest NAI will not be deemed in default under any of the provisions of this Agreement because of the Local Imposition if (1) NAI diligently prosecutes such contest to completion in a manner reasonably satisfactory to BNPPLC, and (2) NAI promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, penalties and interest thereon, promptly after such judgment becomes final; provided, however, in any event each such contest must be concluded and the contested Local Impositions must be paid by NAI prior to the earlier of (i) the date that any criminal prosecution is instituted or overtly threatened against BNPPLC or its directors, officers or employees because of the nonpayment thereof, or (ii) the date any writ or order is issued under which any property owned or leased by BNPPLC (including the Property) may be seized or sold or any other action is taken or overtly threatened against BNPPLC or against any property owned or leased by BNPPLC because of the

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nonpayment thereof, or (iii) any Designated Sale Date upon which, for any reason, NAI or an Affiliate of NAI or any Applicable Purchaser does not purchase BNPPLC’s interest in the Property pursuant to the Purchase Agreement for a price to BNPPLC (when taken together with any Supplemental Payment paid by NAI pursuant to the Purchase Agreement, in the case of a purchase by an Applicable Purchaser) equal to the Break Even Price.
          (2)     Operation and Maintenance. Throughout the period prior to any Termination of NAI’s Work, NAI must operate and maintain the Property in a good and workmanlike manner and in compliance with Applicable Laws in all material respects and pay or cause to be paid all fees or charges of any kind in connection therewith. (If NAI does not promptly correct any failure of the Property to comply with Applicable Laws that is the subject of a written complaint or demand for corrective action given by any Governmental Authority to NAI, or to BNPPLC and forwarded by it to NAI, then for purposes of the preceding sentence, NAI will be considered not to have maintained the Property “in compliance with all Applicable Laws in all material respects” whether or not the noncompliance would be material in the absence of the complaint or demand.) NAI must not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Law or which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. Without limiting the generality of the foregoing, NAI must not conduct or permit others to conduct Hazardous Substance Activities on the Property, except Permitted Hazardous Substance Use and Remedial Work; and NAI must not discharge or permit the discharge of anything (including Permitted Hazardous Substances) on or from the Property that would require any permit under applicable Environmental Laws, other than (1) storm water runoff, (2) fume hood emissions, (3) waste water discharges through a publicly owned treatment works, (4) discharges that are a necessary part of any Remedial Work, and (5) other similar discharges consistent with the definition of Permitted Hazardous Substance Use which do not significantly increase the risk of Environmental Losses to BNPPLC, in each case in strict compliance with Environmental Laws. To the extent that any of the following would, individually or in the aggregate, increase the likelihood of a 97-10/Meltdown Event or materially and adversely affect the value of the Property or the use of the Property for purposes permitted by this Agreement, NAI must not, without BNPPLC’s prior consent: (i) initiate or permit any zoning reclassification of the Property; (ii) seek any variance under existing zoning ordinances applicable to the Property; (iii) use or permit the use of the Property in a manner that would result in such use becoming a nonconforming use under applicable zoning ordinances or similar laws, rules or regulations; (iv) execute or file any subdivision plat affecting the Property; or (v) consent to the annexation of the Property to any municipality. NAI will not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property, and NAI must not do anything that could

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reasonably be expected to significantly reduce the market value of the Property. If NAI receives a notice or claim from any federal, state or other governmental authority that the Property is not in compliance with any Applicable Law, or that any action may be taken against BNPPLC because the Property does not comply with any Applicable Law, NAI must promptly furnish a copy of such notice or claim to BNPPLC.
          (3)     Debts for Construction, Maintenance, Operation or Development. NAI must promptly pay or cause to be paid all debts and liabilities incurred by it or its contractors or subcontractors in the construction, maintenance, operation or development of the Property. Such debts and liabilities will include those incurred for labor, material and equipment and all debts and charges for utilities servicing the Property.
          (4)     Permitted Encumbrances and the Ground Lease. NAI must comply with and will cause to be performed all of the covenants, agreements and obligations imposed upon the owner of any interest in the Property by the Permitted Encumbrances or the Ground Lease throughout the period prior to any Termination of NAI’s Work. NAI must not, without the prior consent of BNPPLC, create any new Permitted Encumbrance or enter into, initiate, approve or consent to any modification of any Permitted Encumbrance that would create or expand or purport to create or expand obligations or restrictions encumbering BNPPLC’s interest in the Property. (Whether BNPPLC must give any such consent requested by NAI prior to the Completion Date will be governed by subparagraph 4(C) of the Closing Certificate.)
          (5)     Books and Records Concerning the Property. NAI must keep books and records that are accurate and complete in all material respects for NAI’s construction and management of the Property as contemplated in this Agreement and must permit all such books and records (including all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of any Improvements) to be inspected and copied by BNPPLC.
          (G)     BNPPLC’s Right of Access.
          (1)     Access Generally. BNPPLC and BNPPLC’s representatives may enter the Property at any time for the purpose of making inspections or performing any work BNPPLC is authorized to undertake by the next subparagraph or for the purpose confirming whether NAI has complied with the requirements of this Agreement or the other Operative Documents. However, prior to any Termination of NAI’s Work, BNPPLC or BNPPLC’s representative will, before making any entry upon the Property or performing any work on the Property authorized by this Agreement, do the following
          (a)     BNPPLC will give NAI at least 24 hours notice, unless BNPPLC

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believes in good faith that an emergency may exist or a Default has occurred and is continuing, because of which significant damage to the Property or other significant Losses may be sustained if BNPPLC delays entry to the Property; and
          (b)     if then requested to do so by NAI in order to maintain NAI’s security, BNPPLC or its representative will: (i) sign in at NAI’s security or information desk if NAI has such a desk on the premises, (ii) wear a visitor’s badge or other reasonable identification, (iii) permit an employee of NAI to observe such inspection or work, and (iv) comply with other similar reasonable nondiscriminatory security requirements of NAI that do not, individually or in the aggregate, significantly interfere with inspections or work of BNPPLC authorized by this Agreement.
          (2)     Failure of NAI to Perform. If NAI fails to perform any act or to take any action required of it by this Agreement or other Operative Documents, or to pay any money which NAI is required by this Agreement or other Operative Documents to pay, and if such failure or action constitutes an Event of Default or renders BNPPLC or any director, officer, employee or Affiliate of BNPPLC at risk of criminal prosecution or renders BNPPLC’s interest in the Property or any part thereof at risk of forfeiture by forced sale or otherwise, then in addition to any other remedies specified herein or otherwise available, BNPPLC may, perform or cause to be performed such act or take such action or pay such money. (To the extent that expenses so incurred by BNPPLC, or money so paid by BNPPLC, qualify as a Covered Construction Period Losses, NAI must pay the same to BNPPLC upon demand. If any such expenses incurred or money paid do not qualify as Covered Construction Period Losses, but do constitute 97-10/Project Costs, BNPPLC may treat them as Construction Advances hereunder. To the extent that any such expenses incurred or money paid do not qualify as Covered Construction Period Losses and do constitute 97-10/Project Costs, they will be included – with interest – in the Balance of Unpaid Covered Construction Period Losses under and as defined in the Purchase Agreement.) Further, BNPPLC, upon making such payment, will be subrogated to all of the rights of the person, corporation or body politic receiving such payment. But nothing herein will imply any duty upon the part of BNPPLC to do any work which, under any provision of this Agreement or otherwise, NAI may be required to perform, and the performance thereof by BNPPLC will not constitute a waiver of NAI’s default. BNPPLC may during the progress of any such work permitted by BNPPLC hereunder on or in the Property keep and store upon the Property all necessary materials, tools, and equipment. BNPPLC will not in any event be liable for inconvenience, annoyance, disturbance, loss of business, or other damage to NAI or the subtenants or invitees of NAI by reason of BNPPLC’s performance of any such work, or on account of bringing materials, supplies and equipment into or through the Property during the course of such work, and the obligations of NAI under this Agreement and the other Operative

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Documents will not thereby be excused in any manner.
3       Amounts to be Added to the Lease Balance (in Addition to Construction Advances).
          (A)     Initial Advance. Upon execution and delivery of this Agreement by BNPPLC, an advance (the “Initial Advance”) will be made by BNPPLC to cover the cost of certain Transaction Expenses and other amounts described in this subparagraph. The amount of the Initial Advance, which will be included in the Lease Balance, may be confirmed by a separate closing certificate executed by NAI as of the Effective Date. An arrangement fee (the “Arrangement Fee”), an initial administrative agency fee (an “Administrative Fee”) and upfront fees (the “Upfront Fees”) will all be paid from the Initial Advance (and thus be included in the Lease Balance) in the amounts provided in the Closing Letter. To the extent that BNPPLC does not itself use the entire the Initial Advance to pay such fees and Transaction Expenses incurred by BNPPLC, the remainder thereof will be advanced to NAI, with the understanding that NAI will use any such amount advanced for one or more of the following purposes: (1) the payment or reimbursement of Transaction Expenses incurred by NAI and all “soft costs” incurred by NAI in connection with the planning, design, engineering, construction and permitting of the Construction Project; (2) the maintenance of the Property; or (3) the payment of other amounts due pursuant to the Operative Documents. (Before executing the separate closing certificate to confirm the Initial Advance, NAI will make a reasonable effort to determine all prior expenses incurred by it as described in clause (1) of the preceding sentence and to request an Initial Advance sufficient in amount to cover all such expenses in addition to the Arrangement Fee, the initial Administrative Fee, the Upfront Fees and all Transaction Expenses incurred by BNPPLC. However, no failure by NAI to identify and include all such expenses in the amount of the requested Initial Advance will preclude NAI from requesting reimbursement for the same through a subsequent Construction Advance as provided in Paragraph 4. Reimbursable Construction Period Costs to be paid or reimbursed pursuant to Paragraph 4 will not be limited to those incurred after the Effective Date.)
          (B)     Carrying Costs. For each Construction Period certain charges (“Carrying Costs”) will accrue and be added to the Outstanding Construction Allowance on the last day of such Construction Period (i.e., generally on the Advance Date upon which such Construction Period ends). If, however, for any reason the Lease Balance (and thus the Outstanding Construction Allowance included as a component thereof) must be determined as of any date between Advance Dates, the Outstanding Construction Allowance determined on such date will include not only Carrying Costs added on or before the immediately preceding Advance Date computed as described below, but also Carrying Costs accruing on and after such preceding Advance Date

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to but not including the date in question. Carrying Costs accruing for any Construction Period will be equal to:
•	the amount equal on the first day of such Construction Period to the Lease Balance, times

•	the sum of the Effective Rate and the Spread for such Construction Period, times

•	a fraction, the numerator of which is the number of days in such Construction Period and the denominator of which is three hundred sixty.
           (C)     Commitment Fees. For each Construction Period additional charges (“Commitment Fees”) will accrue and be added to the Outstanding Construction Allowance on the last day of such Construction Period (i.e., generally on the Advance Date upon which such Construction Period ends). If, however, for any reason the Lease Balance (and thus the Outstanding Construction Allowance included as a component thereof) must be determined as of any date between Advance Dates, the Outstanding Construction Allowance determined on such date will include not only Commitment Fees added on or before the immediately preceding Advance Date computed as described below, but also Commitment Fees accruing on and after such preceding Advance Date to but not including the date in question. Commitment Fees for each Construction Period will be computed as follows:
•	the Commitment Fee Rate for such Construction Period, times an amount equal to:
(1) the Maximum Construction Allowance, less
(2) the Funded Construction Allowance on the first day of such Construction Period; times
•	the number of days in such Construction Period; divided by

•	three hundred sixty.
           (D)     Future Administrative Fees and Out-of-Pocket Costs. If the Completion Date does not occur prior to the first anniversary of the Effective Date, then on each anniversary of the Effective Date prior to the Completion Date, an administrative agency fee (also, an “Administrative Fee”) will be added to the Outstanding Construction Allowance by BNPPLC in the amount provided in the Closing Letter. Also, to the extent that BNPPLC incurs any out-of-pocket costs prior to the Completion Date with respect to the administration of or performance of

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its obligations under this Agreement or other Operative Documents (e.g., any rents required by the Ground Lease and any Attorneys’ Fees or other costs incurred to evaluate lien releases and other information submitted by NAI with requests for Construction Advances), BNPPLC may add such costs to the Outstanding Construction Allowance from time to time.
          (E)     Increased Cost Charges and Capital Adequacy Charges.
          (1)     If after the Effective Date there is any increase in the cost to BNPPLC’s Parent or any Participant agreeing to make or making, funding or maintaining advances to BNPPLC in connection with the Property because of any Banking Rules Change, then BNPPLC may agree or become obligated to pay to BNPPLC’s Parent or such Participant, as the case may be, additional amounts (“Increased Cost Charges”) sufficient to compensate BNPPLC’s Parent or the Participant for such increased costs. Any Increased Cost Charges paid by BNPPLC or for which BNPPLC becomes obligated to pay, prior to the Completion Date, will be added to the Outstanding Construction Allowance by BNPPLC.
          (2)     BNPPLC’s Parent or any Participant may demand additional payments (“Capital Adequacy Charges”) if BNPPLC’s Parent or the Participant determines that any Banking Rules Change affects the amount of capital to be maintained by it and that the amount of such capital is increased by or based upon the existence of advances made or to be made to BNPPLC to permit BNPPLC to maintain BNPPLC’s investment in the Property or to make Construction Advances. To the extent that BNPPLC’s Parent or a Participant demands Capital Adequacy Charges as compensation for the additional capital requirements reasonably allocable to such investment or advances, and BNPPLC pays or becomes obligated to pay to BNPPLC’s Parent or the Participant the amount so demanded prior to the Completion Date, such amount will also be added to the Outstanding Construction Allowance by BNPPLC.
          (3)     Notwithstanding the foregoing provisions of this subparagraph 3(E), the Outstanding Construction Allowance will not be increased by Increased Cost Charges or Capital Adequacy Charges that arise or accrue (a) as a result of any change in the rating assigned to BNPPLC by rating agencies or bank regulators in regard to BNPPLC’s creditworthiness, record keeping or failure to comply with Applicable Laws (including U.S. banking regulations applicable to subsidiaries of a bank holding company), or (b) more than nine months prior to the date NAI is notified of the intent of BNPPLC’s Parent or a Participant to make a claim for such charges; provided, that if the Banking Rules Change which results in a claim for compensation is retroactive, then the nine month period will be extended to include the period of the retroactive effect of such Banking Rules Change. Further, BNPPLC will cause BNPPLC’s Parent and any Participant that is an Affiliate of BNPPLC to use commercially reasonable efforts to reduce or eliminate any

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claim for compensation pursuant to this subparagraph 3(E), including a change in the office of BNPPLC’s Parent or such Participant through which it provides and maintains Funding Advances if such change will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of BNPPLC’s Parent or such Participant, be otherwise disadvantageous to it. It is understood that NAI may also request similar commercial reasonable efforts on the part of any Participant that is not an Affiliate of BNPPLC, but if a claim for additional compensation by any such Participant is not eliminated or waived, then NAI may request that BNPPLC replace such Participant under the Participation Agreement.
          (F)     Ground Lease Payments. All rentals payable by BNPPLC under the Ground Lease prior to the Completion Date (“Ground Lease Rents”) will be added to the Outstanding Construction Allowance by BNPPLC on the date paid.
4       Construction Advances.
          (A)     Costs Subject to Reimbursement Through Construction Advances. Subject to the terms and conditions set forth herein, NAI will be entitled to a Construction Allowance, from which BNPPLC will make Construction Advances on Advance Dates from time to time to pay or reimburse NAI for the following costs (“Reimbursable Construction Period Costs”) to the extent the following costs are not already included in Transaction Expenses paid by BNPPLC from the Initial Advance:
          (1)     the actual costs and expenses incurred or paid by NAI for the preparation, negotiation and execution of this Agreement and the other Operative Documents;
          (2)     costs of the Work, including not only hard costs incurred for the new Improvements described in Exhibit B, but also the following costs to the extent reasonably incurred in connection with the Construction Project:
•	soft costs payable to third parties (whether or not incurred prior to the Effective Date), such as legal fees, architectural fees, engineering fees, construction management fees, transaction management fees and fees and costs paid in connection with obtaining project permits and approvals required by governmental authorities or any of the Permitted Encumbrances,

•	site preparation costs,

•	costs of offsite and other public improvements required as conditions of

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governmental approvals for the Construction Project, and
•	to the extent that funds from the Construction Allowance can be used for such costs without causing Projected Cost Overruns, the costs of constructing parking lots, driveways and other improvements on the land subject to the Appurtenant Easements;
          (3)     the cost of title insurance in favor of BNPPLC and of maintaining other insurance required by (and consistent with the requirements of) this Agreement prior to the Completion Date, and costs of repairing any damage to the Improvements caused by a Pre-lease Casualty to the extent such costs are not covered by Escrowed Proceeds made available to NAI as provided herein prior to the Completion Date;
          (4)     Local Impositions that accrue or become due prior to the Completion Date;
          (5)     reasonable and ordinary out-of-pocket costs of operating and maintaining the Property prior to the Completion Date in accordance with the requirements of this Agreement;
          (6)     Third Party Contract/Termination Fees, not to exceed in the aggregate ten percent (10%) of the Maximum Construction Allowance, payable by NAI in connection with any Third Party Contract between NAI and a Person not an Affiliate of NAI because of any election by NAI to cancel or terminate such contract during a Work/Suspension Period; and
          (7)     furniture, trade fixtures and equipment and other tenant improvements to support NAI’s use and occupancy of the Property for the permitted uses described in subparagraph 2(A) of the Lease, but that are not integral to or affixed in such a manner as to become part of the Improvements, the aggregate cost of which does not exceed ten percent (10%) of the Maximum Construction Allowance; provided, that no Construction Advance for furniture and other items described in this clause will be required of BNPPLC or requested by NAI before the Construction Project is substantially complete and substantially all other Reimbursable Construction Period Costs have been paid or reimbursed from Construction Advances.

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          (B)     Exclusions From Reimbursable Construction Period Costs. Notwithstanding anything herein to the contrary, BNPPLC will not be required to make any Construction Advance to pay or to reimburse or compensate NAI for Covered Construction Period Losses paid by NAI as provided in subparagraph 10(A) or for any of the following Losses which may be incurred by NAI or any other party:
          (1)     Environmental Losses;
          (2)     Losses that would not have been incurred but for any affirmative act taken by NAI or by any of NAI’s contractors or subcontractors, which act is contrary to the other terms and conditions of this Agreement or to the terms and conditions of the other Operative Documents (e.g., undertaking a Scope Change without prior authorization of BNPPLC);
          (3)     Losses that would not have been incurred but for any fraud, misapplication of Construction Advances or other funds, illegal acts or willful misconduct on the part of NAI or its employees or of any other party acting under NAI’s control or with the approval or authorization of NAI; and
          (4)     Losses that would not have been incurred but for any bankruptcy proceeding involving NAI as the debtor.
          (C)     Conditions to NAI’s Right to Receive Construction Advances. BNPPLC’s obligation to provide Construction Advances to NAI from time to time under this Agreement will be subject to the following terms and conditions, all of which terms and conditions are intended for the sole benefit of BNPPLC, and none of which will limit in any way the right of BNPPLC to treat costs or expenditures incurred or paid by or on behalf of BNPPLC as Construction Advances pursuant to subparagraph 8(A):
          (1)     Construction Advance Requests. NAI must make a written request (a “Construction Advance Request”) for any Construction Advance, specifying the amount of such advance, at least five Business Days prior to the Advance Date upon which the advance is to be paid. To be effective for purposes of this Agreement, a Construction Advance Request must be in substantially the form attached as Exhibit C. NAI will not submit more than one Construction Advance Request in any calendar month.

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          (2)     Amount of the Advances.
          (a)     The Maximum Construction Allowance. NAI will not be entitled to require any Construction Advance that would cause the Funded Construction Allowance to exceed the Maximum Construction Allowance or that would increase the amount of any such excess.
          (b)     Costs Previously Incurred by NAI. NAI will not be entitled to require any Construction Advance that would cause the aggregate of all Construction Advances to exceed the sum of:
          (i)  Reimbursable Construction Period Costs that NAI has, to the reasonable satisfaction of BNPPLC, substantiated as having been paid or incurred by NAI other than for Work (e.g., Local Impositions), plus
          (ii) the Reimbursable Construction Period Costs that NAI has, to the reasonable satisfaction of BNPPLC, substantiated as having been paid or incurred for Prior Work as of the date of the Construction Advance Request in which NAI requests the advance.
As used in this Agreement, “Prior Work” means all labor and services actually performed, and all materials actually delivered to the construction site, as part of the Work in accordance with this Agreement prior to the date in question, and “Future Work” means labor and services performed or to be performed, and materials delivered or to be delivered, as part of the Work on or after the date in question. For purposes of this Agreement, NAI and BNPPLC intend to allocate Reimbursable Construction Period Costs between Prior Work and Future Work in a manner that is generally consistent with the allocations expressed or implied in construction-related contracts negotiated in good faith between NAI and third parties not affiliated with NAI (e.g., a construction contractor engaged by NAI); however, in order to verify the amount of Reimbursable Construction Period Costs actually paid or incurred by NAI and the proper allocation thereof between Prior Work and Future Work, BNPPLC will be entitled (but not required) to: (x) request, receive and review copies of such agreements between NAI and third parties and of draw requests, budgets or other supporting documents provided to NAI in connection with or pursuant to such agreements as evidence of the allocations expressed or implied therein, (y) from time to time engage one or more independent inspecting architects, certified public accountants or other appropriate professional consultants and, absent manifest error, rely without further investigation upon their reports and recommendations, and (z) without waiving BNPPLC’s right to challenge or verify allocations required with respect to future

Construction Agreement (Building 9) – Page 30

Construction Advances, rely without investigation upon the accuracy of NAI’s own Construction Advance Requests.
          (c)     Limits During any Work/Suspension Period. Without limiting the other terms and conditions imposed by this Agreement for the benefit of BNPPLC with respect all Construction Advances, BNPPLC will have no obligation to make any Construction Advance during any Work/Suspension Period that would cause the aggregate of all Construction Advances to exceed the sum of:
          (i)  Reimbursable Construction Period Costs that NAI has, to the reasonable satisfaction of BNPPLC, substantiated as having been paid or incurred by NAI other than for Work (e.g., Local Impositions), plus
          (ii) the Reimbursable Construction Period Costs that NAI has, to the reasonable satisfaction of BNPPLC, substantiated as having been paid or incurred for Prior Work as of the date the Work/Suspension Period commenced.
For purposes of computing the limits described in this subparagraph 4(C)(2)(c), Reimbursable Construction Period Costs “other than for Work” will include Third Party Contract/Termination Fees that qualify as Reimbursable Construction Period Costs pursuant to subparagraph 4(A)(6). However, as provided in subparagraph 4(A)(6), the amount of such Third Party Contract/Termination Fees subject to reimbursement will not in any event exceed ten percent (10%) of the Maximum Construction Allowance. If NAI fails to manage and administer Third Party Contracts as necessary to ensure that NAI can (at any point in time) terminate all such contracts without becoming liable for Third Party Contract/Termination Fees in excess of ten percent (10%) of the Maximum Construction Allowance, then the excess will be the responsibility of NAI.
          (d)     Restrictions Imposed for Administrative Convenience. NAI will not request any Construction Advance (other than the final Construction Advance NAI intends to request) for an amount less than $1,000,000.
          (3)     No Advances After Certain Dates. BNPPLC will have no obligation to make any Construction Advance (x) after the last Advance Date, (y) on or after the Designated Sale Date, or (z) on or after the effective date of any Termination of NAI’s Work pursuant to subparagraph 7(B) or subparagraph 7(C).
          (D)     Breakage Costs for Construction Advances Requested But Not Taken. If NAI requests but thereafter declines to accept any Construction Advance, or if NAI requests a

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Construction Advance that it is not permitted to take because of its failure to satisfy any of the conditions specified in subparagraph 4(C), BNPPLC will be entitled to add any resulting Breakage Costs to the Outstanding Construction Allowance and the Lease Balance.
          (E)     No Third Party Beneficiaries. No contractor or other third party will be entitled to require BNPPLC to make advances as a third party beneficiary of this Agreement, and nothing contained herein or in any of the other Operative Documents will be construed as an agreement obligating BNPPLC to make advances to anyone other than NAI itself.
          (F)     No Waiver. No funding of Construction Advances and no failure of BNPPLC to object to any Work proposed or performed by or for NAI will constitute a waiver by BNPPLC of the requirements contained in this Agreement.
5       Application of Insurance and Condemnation Proceeds.
          (A)     Collection and Application Generally. This Paragraph 5 will govern the application of proceeds received by BNPPLC or NAI from any third party prior to the commencement of the Term of the Lease (1) under any property insurance policy as a result of damage to the Property (including proceeds payable under any insurance policy covering the Property which is maintained by NAI), (2) as compensation for any restriction placed upon the use or development of the Property or for the condemnation of the Property or any portion thereof, or (3) because of any judgment, decree or award for injury or damage to the Property (e.g., damage resulting from a third party’s release of Hazardous Materials onto the Property); excluding, however, any funds paid to BNPPLC by BNPPLC’s Parent, by an Affiliate of BNPPLC or by any Participant that is made to compensate BNPPLC for any Losses BNPPLC may suffer or incur in connection with this Agreement or the Property. NAI will promptly pay over to BNPPLC any insurance, condemnation or other proceeds covered by this Paragraph 5 which NAI may receive from any insurer, condemning authority or other third party. All proceeds covered by this Paragraph 5, including those received by BNPPLC from NAI or third parties, will be applied as follows:
          (1)     First, proceeds covered by this Paragraph 5 will be used to reimburse BNPPLC for any reasonable costs and expenses, including Attorneys’ Fees, that BNPPLC incurred to collect the proceeds.
          (2)     Second, the proceeds remaining after such reimbursement to BNPPLC (the “Remaining Proceeds”) will be applied, as hereinafter more particularly provided, either as a Qualified Prepayment or to pay or reimburse NAI or BNPPLC for the actual out-of-pocket costs of repairing or restoring the Property. Until any Remaining Proceeds received by BNPPLC are applied by BNPPLC as a Qualified Prepayment or applied by

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BNPPLC to reimburse costs of repairs to or restoration of the Property pursuant to this Paragraph 5, BNPPLC will hold and maintain such Remaining Proceeds as Escrowed Proceeds in an interest bearing account, and all interest earned on such account will be added to and made a part of such Escrowed Proceeds.
          (B)     Advances of Escrowed Proceeds to NAI. Except as otherwise provided below in this Paragraph 5, BNPPLC will hold all such Escrowed Proceeds until they are advanced to reimburse NAI for the actual out-of-pocket cost to NAI of repairing or restoring the Property in accordance with the requirements of this Agreement. BNPPLC will so advance the Escrowed Proceeds as the applicable repair or restoration progresses and upon compliance by NAI with such conditions and requirements as may be reasonably imposed by BNPPLC, including conditions and requirements similar to those that set forth herein for the payment of Construction Advances. In no event, however, will BNPPLC be required to pay Escrowed Proceeds to NAI in excess of the actual out-of-pocket cost to NAI of the applicable repair, restoration or replacement, as evidenced by invoices or other documentation reasonably satisfactory to BNPPLC.
          (C)     Status of Escrowed Proceeds After Commencement of the Term of the Lease. Any Remaining Proceeds governed by this Paragraph 5 which BNPPLC is continuing to hold as Escrowed Proceeds when the Term of the Lease commences will be applied in accordance with the terms and conditions of the Lease as if received by BNPPLC immediately after the Term commenced.
          (D)     Special Provisions Applicable After a 97-10/Meltdown Event or Event of Default. Notwithstanding the foregoing, after any 97-10/Meltdown Event and when any Event of Default has occurred and is continuing, BNPPLC will be entitled to receive and collect all insurance, condemnation or other proceeds governed by this Paragraph 5 and to apply all Remaining Proceeds, when and in such order and to such extent deemed appropriate by BNPPLC in its sole discretion, either (A) to the reimbursement of NAI or BNPPLC for the out-of-pocket cost of repairing or restoring the Property, or (B) as Qualified Prepayments.
          (E)     NAI’s Obligation to Restore. Regardless of the adequacy of any Remaining Proceeds available to NAI hereunder, if the Property is damaged by fire or other casualty or any part of the Property is taken by condemnation, NAI must to the maximum extent possible, as part of the Work, restore the Property or the remainder thereof and continue construction of the Construction Project on and subject to the terms and conditions set forth in this Agreement; provided, however, like other Work, any such restoration and continuation of construction by NAI will be subject to subparagraphs 7(A) and 7(B), which establish certain rights of NAI to suspend or discontinue any Work; and, provided further, any additional costs required to complete the Construction Project resulting from such a casualty or taking prior to the Completion Date will, to the extent not covered by Remaining Proceeds paid to NAI as provided

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herein, be subject to reimbursement by BNPPLC as Reimbursable Construction Period Costs on the same terms and conditions that apply to reimbursements of other costs of the Work hereunder.
          (F)     Special Provisions Concerning a Complete Taking. NAI may react to any threat of a Complete Taking from a governmental authority by exercising NAI’s right to accelerate the Designated Sale Date (as provided in the definition thereof) and by exercising the Purchase Option under the Purchase Agreement. By so doing, NAI will put itself in a position to control condemnation proceedings and to receive all proceeds of the Complete Taking. If, however, NAI does not buy the Property pursuant to the Purchase Agreement prior to any Complete Taking, then BNPPLC will be entitled to receive and retain all amounts paid for the Property in connection with the Complete Taking, notwithstanding any contrary provision herein or in the other Operative Documents and notwithstanding that such proceeds may exceed the Lease Balance.
6       Notice of Cost Overruns and Pre-lease Force Majeure Events.
          (A)     Notice of Projected Cost Overruns. If, at the time NAI submits any Construction Advance Request, NAI believes for any reason (including any damage to the Property by fire or other casualty or any taking of any part of the Property by condemnation) that Projected Cost Overruns are more likely than not, NAI must state such belief in the Construction Advance Request and, if NAI can reasonably do so, NAI will estimate the approximate amount of such Projected Cost Overruns.
          (B)     Pre-lease Force Majeure Event Events and Notices. NAI may from time to time provide a notice to BNPPLC in the form attached as Exhibit D (a “Pre-lease Force Majeure Event Notice”), describing any Pre-lease Force Majeure Event that has occurred or commenced within the 30 days prior to such notice and setting forth NAI’s preliminary good faith estimate of any Pre-lease Force Majeure Delays, Pre-lease Force Majeure Losses and Pre-lease Force Majeure Excess Costs that are likely to result from such event. BNPPLC will have the option to respond to any Pre-lease Force Majeure Event Notice with an FOCB Notice or, alternatively and if applicable, with an Increased Commitment as provided in subparagraph 7(B)(6).
7       Suspension and Termination of NAI’s Work.
          (A)     Rights and Obligations During a Work/Suspension Period. During any Work/Suspension Period, NAI will have the right to suspend the Work; however, the obligations of NAI which are to survive any Termination of NAI’s Work as provided in subparagraph 7(D) will continue and survive during any Work/Suspension Period.
          (B)     NAI’s Election to Terminate NAI’s Work. NAI may elect to terminate its rights

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and obligations to continue Work at any time prior to the Completion Date if at such time NAI believes in good faith that a Timing or Budget Shortfall exists. To be effective, however, any such election by NAI must be made in accordance with the following provisions:
          (1)     Any such election by NAI to terminate its rights and obligations to continue the Work must be made by notice to BNPPLC in the form of Exhibit E (a “Notice of Termination by NAI”).
          (2)     At least forty-five days before giving any such Notice of Termination by NAI, NAI must give a notice of NAI’s intent to terminate to BNPPLC in the form of Exhibit F (a “Notice of NAI’s Intent to Terminate”), and the Notice of NAI’s Intent to Terminate must state the reasons, in NAI’s good faith determination, for the Timing or Budget Shortfall.
          (3)     Without limiting the forgoing, prior to giving any Notice of Termination by NAI predicated upon NAI’s belief that the remaining available Construction Allowance will not be sufficient only because of Pre-lease Force Majeure Excess Costs incurred or anticipated as a result of a Pre-lease Force Majeure Event, NAI must — after having notified BNPPLC of the such event by the delivery of a Pre-lease Force Majeure Event Notice in accordance with subparagraph 6(B) — expressly set forth such belief in the Notice of NAI’s Intent to Terminate as indicated in Exhibit F. In any such Notice of NAI’s Intent to Terminate, NAI must also specify its good faith estimate of the Pre-lease Force Majeure Excess Costs likely to be incurred (“NAI’s Estimate of Force Majeure Excess Costs”).
          (4)     Similarly, prior to giving any Notice of Termination by NAI predicated upon NAI’s belief that the Work will not be substantially complete before the Target Completion Date only because of Pre-lease Force Majeure Delays resulting from a Pre-lease Force Majeure Event, NAI must — after having notified BNPPLC of such event by the delivery of a Pre-lease Force Majeure Event Notice in accordance with subparagraph 6(B) — expressly set forth such belief in the Notice of NAI’s Intent to Terminate as indicated in Exhibit F. In any such Notice of NAI’s Intent to Terminate, NAI must also specify its good faith estimate of the Pre-lease Force Majeure Delays likely to occur (“NAI’s Estimate of Force Majeure Delays”).
          (5)     As used herein, a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” means any Notice of NAI’s Intent to Terminate that sets forth NAI’s belief, by the optional provisions contemplated in Exhibit F, that either or both: (a) the remaining available Construction Allowance will not be sufficient only because of Pre-lease Force Majeure Excess Costs incurred or anticipated as a result of a Pre-lease Force Majeure Event, or (b) the Work will not be substantially complete before the Target

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Completion Date only because of Pre-lease Force Majeure Delays resulting from a Pre-lease Force Majeure Event. Should any Termination of NAI’s Work occur before NAI sends a Notice of NAI’s Intent to Terminate Because of a Force Majeure Event (in accordance with this subparagraph and in the form attached as Exhibit F), such Termination of NAI’s Work will, for purposes of determining whether any 97-10/Prepayment may be required pursuant to Paragraph 9, be conclusively presumed to have occurred for reasons other than a Pre-lease Force Majeure Event.
          (6)     After receipt of any Notice of NAI’s Intent to Terminate and before receipt of a Notice of Termination by NAI, BNPPLC may, but will not be obligated to, respond to NAI with certain commitments as follows (such a response being hereinafter called an “Increased Commitment”):
          (a)     In the case of a Notice of Intent to Terminate Because of a Force Majeure Event which expresses NAI’s belief that the remaining available Construction Allowance will not be sufficient only because of Pre-lease Force Majeure Excess Costs, BNPPLC may respond with a written commitment to increase the Construction Allowance (an “Increased Funding Commitment”) by an amount at least equal to NAI’s Estimate of Force Majeure Excess Costs as set forth in such Notice of NAI’s Intent to Terminate. Any such Increased Funding Commitment may be in the form of Exhibit G.
          (b)     In the case of a Notice of Intent to Terminate Because of a Force Majeure Event which expresses NAI’s belief that the Work will not be substantially complete before the Target Completion Date only because of Pre-lease Force Majeure Delays, BNPPLC may respond with a written commitment to extend the Target Completion Date (an “Increased Time Commitment”) by at least the number of days included in NAI’s Estimate of Force Majeure Delays as set forth in such Notice of NAI’s Intent to Terminate. Any such Increased Time Commitment may be in the form of Exhibit H.
          (c)     In the case of a Notice of Intent to Terminate Because of a Force Majeure Event which expresses NAI’s belief that both (i) the remaining available Construction Allowance will not be sufficient only because of Pre-lease Force Majeure Excess Costs and (ii) the Work will not be substantially complete before the Target Completion Date only because of Pre-lease Force Majeure Delays, BNPPLC may respond with both an Increased Funding Commitment and an Increased Time Commitment as provided in the preceding subparagraphs (a) and (b).
          (d)     In the case of a Notice of Intent to Terminate which is not a Notice

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of Intent to Terminate Because of a Force Majeure Event (and thus not covered by any of the preceding subparagraphs (a) through (c)), BNPPLC may require NAI to promptly provide a good faith estimate of the minimum Increased Funding Commitment or Increased Time Commitment (or both) reasonably required to eliminate the reasons for NAI’s delivery of the Notice of Intent to Terminate. After receipt of NAI’s good faith estimate, BNPPLC may respond with an Increased Funding Commitment or Increased Time Commitment (or both) consistent with such estimate.
          (7)     If BNPPLC does respond to a Notice of NAI’s Intent to Terminate with an Increased Commitment, NAI will be entitled to, and will not unreasonably refuse to, rescind such Notice of NAI’s Intent to Terminate within ten days after receipt of such Increased Commitment. To be effective, any such rescission must be by notice to BNPPLC in the form of Exhibit I. In any event, except as provided in the next subparagraph, the failure of NAI to so rescind any Notice of NAI’s Intent to Terminate within ten days after receipt of the Increased Commitment will, for purposes of determining whether any 97-10/Prepayment may be required pursuant to Paragraph 9, create a conclusive presumption that any Termination of NAI’s Work after the date of such response was made for reasons other than a Pre-lease Force Majeure Event.
          (8)     For the avoidance of doubt, BNPPLC acknowledges that NAI’s rescission of any Notice of NAI’s Intent to Terminate (including any Notice of NAI’s Intent to Terminate Because of a Force Majeure Event) after receipt of an Increased Commitment as described in the preceding subsection will not preclude NAI from subsequently exercising its rights under this subparagraph 7(B) in the event NAI subsequently believes in good faith that a Timing or Budget Shortfall exists.
Thus, for example, if NAI rescinds a Notice of NAI’s Intent to Terminate Because of a Force Majeure Event after receiving an Increased Commitment from BNPPLC, but subsequently determines that such Increased Commitment is insufficient (through no fault of NAI or its employees or any other party acting under NAI’s control or with the approval or authorization of NAI) to rectify the Timing or Budget Shortfall which caused NAI to send such notice, then NAI may deliver a second Notice of NAI’s Intent to Terminate Because of a Force Majeure Event, and in response thereto BNPPLC may elect to provide yet another Increased Commitment. Moreover, such process may be repeated any number of times, in each case without causing NAI to lose its right to subsequently invoke this subparagraph 7(B) and send yet another Notice of NAI’s Intent to Terminate (including another Notice of NAI’s Intent to Terminate Because of a Force Majeure Event).
          (9)     Notwithstanding the foregoing, in the event of a Complete Taking, NAI

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may deliver a Notice of NAI’s Intent to Terminate Because of a Force Majeure Event that explains the futility of continuing with the Construction Project on the Land regardless of any willingness of BNPPLC to approve or consider Scope Changes or an Increased Commitment, and no offer by BNPPLC of an Increased Commitment after a Complete Taking will preclude a “Termination of NAI’s Work Because of a Pre-lease Force Majeure Event” for the purposes of determining whether NAI must pay a 97-10/Prepayment pursuant to Paragraph 9.
          (C)     BNPPLC’s Election to Terminate NAI’s Work. By notice to NAI BNPPLC may elect to terminate NAI’s rights and obligations to continue the Work at any time (i) more than thirty days after BNPPLC has given an FOCB Notice to NAI, or (ii) after BNPPLC’s receipt of a Notice of NAI’s Intent to Terminate and before an election by NAI to rescind the same as described in subparagraph 7(B)(7).
          (D)     Surviving Rights and Obligations. Following any Termination of NAI’s Work as provided in subparagraph 7(B) or in 7(C), NAI will have no obligation to continue or complete any Work; however, no such Termination of NAI’s Work will reduce or excuse the following rights and obligations of the parties, it being intended that all such rights and obligations will survive and continue after any Termination of NAI’s Work:
          (1)     NAI’s obligations described in the next subparagraph 7(E);
          (2)     the rights and obligations of NAI and BNPPLC under the Ground Lease;
          (3)     the rights and obligations of NAI and BNPPLC under the Purchase Agreement, other than NAI’s Supplemental Payment Obligation if it has been terminated as provided in subparagraph 6(B) of the Purchase Agreement;
          (4)     any obligations of NAI under the other Operative Documents by reason of any misrepresentation or other act or omission of NAI that occurred prior to the Termination of NAI’s Work or during any subsequent period in which NAI remains in possession or control of the Construction Project; and
          (5)     NAI’s obligations to indemnify BNPPLC as set forth in subparagraph 10(A).
          (E)     Cooperation After a Termination of NAI’s Work. After any Termination of NAI’s Work as provided in subparagraph 7(B) or subparagraph 7(C), NAI must comply with the following terms and conditions, all of which will survive notwithstanding any such termination:
          (1)     NAI must promptly deliver copies to BNPPLC of all Third Party Contracts

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and purchase orders made by NAI in the performance of or in connection with the Work, together with all plans, drawings, specifications, bonds and other materials relating to the Work in NAI’s possession, including all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under this Agreement. All such deliveries must be made free and clear of any liens, security interests, or encumbrances, except such as may be created by the Operative Documents.
          (2)     Promptly after any request from BNPPLC made with respect to any Third Party Contract, NAI must deliver a letter confirming: (i) whether NAI has performed any act or executed any other instrument which invalidates or modifies such contract in whole or in part (and, if so, the nature thereof); (ii) the extent to which such contract is valid and subsisting and in full force and effect; (iii) that, to NAI’s knowledge, there are no defaults or events of default then existing under such contract and, to NAI’s knowledge, no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default or potential default, the nature of such default in detail); (iv) whether the services and construction contemplated by such contract are proceeding in a satisfactory manner in all material respects (and if not, a detailed description of all significant problems with the progress of the services or construction); (v) in reasonable detail the then critical dates projected by NAI for work and deliveries required by such contract; (vi) the total amount received by the other party to such contract for work or services provided by the other party through the date of the letter; (vii) NAI’s good faith estimate of the total cost of completing the services and work contemplated under such contract as of the date of the letter, together with any current draw or payment schedule for the contract; and (viii) any other information BNPPLC may reasonably request to allow it to decide what steps it should take concerning the contract within BNPPLC’s rights under this Agreement and the other Operative Documents.
          (3)     As and to the extent requested by BNPPLC, NAI will make every reasonable effort (but without any obligation to incur any expense or liability to do so, unless BNPPLC agrees to reimburse the same with reasonable promptness) to secure any required consents or approvals for an assignment of any then existing Third Party Contract to BNPPLC or its designee, upon terms satisfactory to BNPPLC. To the extent assignable, any then existing Third Party Contract will be assigned by NAI to BNPPLC upon request, without charge by NAI.
          (4)     If NAI has canceled any Third Party Contract before and in anticipation of a Termination of NAI’s Work, then as and to the extent requested by BNPPLC, NAI must make every reasonable effort (but without any obligation to incur any expense or liability to do so, unless BNPPLC agrees to reimburse the same with reasonable promptness) to secure a reinstatement of such Third Party Contract in favor of BNPPLC and upon terms

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satisfactory to BNPPLC.
          (5)     For a period not to exceed thirty days after the Termination of NAI’s Work, NAI must take such steps as are reasonably necessary to preserve and protect Work completed and in progress and to protect materials, equipment, and supplies at the Property or in transit. Without regard to the conditions applicable to other payments required of BNPPLC by this Agreement, BNPPLC must with reasonable promptness reimburse any reasonable out-of-pocket expenses incurred by NAI to comply with this subparagraph (5); however, BNPPLC may at any time or from time to time by notice to NAI limit or terminate such reimbursements as to expenses incurred after NAI’s receipt of such notice, and thereafter NAI will be excused from any obligation to incur expenses that BNPPLC may decline to reimburse.
8       Continuation of Construction by BNPPLC.
          (A)     Owner’s Election to Continue Construction. Without limiting BNPPLC’s other rights and remedies under this Agreement or the other Operative Documents, and without terminating NAI’s surviving obligations under this Agreement or NAI’s obligations under the other Operative Documents, after any Termination of NAI’s Work as provided in subparagraph 7(B) or subparagraph 7(C), BNPPLC will be entitled (but not obligated) to take whatever action it deems necessary or appropriate by the use of legal proceedings or otherwise to continue or complete the Construction Project in a manner not substantially inconsistent (to the extent practicable under Applicable Laws) with the general description of the Construction Project set forth in Exhibit B. (As used herein, “Owner’s Election to Continue Construction” means any election by BNPPLC to continue or complete the Construction Project pursuant to the preceding sentence.) After any Owner’s Election to Continue Construction, BNPPLC may do any one or more of the following pursuant to this subparagraph without further notice and regardless of whether any breach of this Agreement by NAI is then continuing:
          (1)     Take Control of the Property. BNPPLC may cause NAI and any contractors or other parties on the Property to vacate the Property until the Construction Project is complete or BNPPLC elects not to continue work on the Construction Project.
          (2)     Continuation of Construction. BNPPLC may perform or cause to be performed any work to complete or continue the construction of the Construction Project. In this regard, so long as work ordered or undertaken by BNPPLC is not substantially inconsistent (to the extent practicable under Applicable Laws) with the general description of the Construction Project set forth in Exhibit B and the permitted use of the Property set forth in the Lease, BNPPLC will have complete discretion to:
          (a)     proceed with construction according to such plans and

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specifications as BNPPLC may from time to time approve;
          (b)     establish and extend construction deadlines as BNPPLC from time to time deems appropriate, without obligation to adhere to any deadlines for construction by NAI set forth in this Agreement;
          (c)     hire, fire and replace architects, engineers, contractors, construction managers and other consultants as BNPPLC from time to time deems appropriate, without obligation to use, consider or compensate architects, engineers, contractors, construction managers or other consultants previously selected or engaged by NAI;
          (d)     determine the compensation that any architect, engineer, contractor, construction manager or other consultant engaged by BNPPLC will be paid, and the terms and conditions that will govern the payment of such compensation (including whether payment will be due in advance, over the course of construction or on some other basis and including whether contracts will be let on a fixed price basis, a cost plus a fee basis or some other basis), as BNPPLC from time to time reasonably deems appropriate;
          (e)     pay, settle or compromise existing or future bills and claims which are or may be liens against the Property or as BNPPLC reasonably considers necessary or desirable for the completion of the Construction Project or the removal of any clouds on title to the Property;
          (f)     prosecute and defend all actions or proceedings in connection with the construction of the Construction Project;
          (g)     select and change interior and exterior finishes for the Improvements and landscaping as BNPPLC from time to time deems appropriate; and
          (h)     generally do anything that NAI itself might have done if NAI had satisfied or obtained BNPPLC’s waiver of the conditions specified therein.
          (3)     Arrange for Turnkey Construction. Without limiting the generality of the foregoing, BNPPLC may engage any contractor or real estate developer BNPPLC believes to be reputable to take over and complete construction of the Construction Project on a “turnkey” basis.
          (4)     Suspension or Termination of Construction by BNPPLC. Notwithstanding

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any Owner’s Election to Continue Construction, BNPPLC may subsequently elect at any time to suspend or terminate further construction without obligation to NAI.
For purposes of the Operative Documents (including the determination of the Outstanding Construction Allowance, the Lease Balance and the Break Even Price), after any Owner’s Election to Continue Construction, all costs and expenditures incurred or paid by or on behalf of BNPPLC to complete or continue construction as provided in this subparagraph 8(A) will be considered Construction Advances, regardless of whether they cause the Funded Construction Allowance to exceed the Maximum Construction Allowance. Further, as used in the preceding sentence, “costs incurred” by BNPPLC will include costs that BNPPLC has become obligated to pay to any third party that is not an Affiliate of BNPPLC (including any construction contractor), even if the payments for which BNPPLC has become so obligated constitute prepayments for work or services to be rendered after payment and notwithstanding that BNPPLC’s obligations for the payments may be conditioned upon matters beyond BNPPLC’s control. For example, even if a construction contract between BNPPLC and a contractor excuses BNPPLC from making further progress payments to the contractor upon NAI’s failure to make any required 97-10/Prepayment under this Agreement, the obligation to make a progress payment would nonetheless be “incurred” by BNPPLC, for purposes of determining whether BNPPLC has incurred costs considered to be 97-10/Project Costs and Construction Advances, when BNPPLC’s obligation to pay it became subject only to NAI’s payment of a 97-10/Prepayment or other conditions beyond BNPPLC’s control.
          (B)     Powers Coupled With an Interest. BNPPLC’s rights under subparagraph 8(A) are intended to constitute powers coupled with an interest which cannot be revoked.
9       NAI’s Obligation for 97-10/Prepayments. After any 97-10/Meltdown Event NAI must make a 97-10/Prepayment to BNPPLC within three Business Days after receipt from BNPPLC of any demand for such a payment. BNPPLC may demand 97-10/Prepayments pursuant to this Paragraph at any time and from time to time (as 97-10/Project Costs increase) after a 97-10/Meltdown Event. NAI acknowledges that it is undertaking the obligation to make 97-10/Prepayments as provided in this Paragraph in consideration of the rights afforded to it by this Agreement, but that such obligation is not contingent upon any exercise by NAI of such rights or upon its rights under any other Operative Documents. If a 97-10/Meltdown Event does occur, NAI’s obligation to make 97-10/Prepayments as provided in this Paragraph will survive any Termination of NAI’s Work.
Notwithstanding the foregoing provisions of this Paragraph 9, if (as provided in subparagraph 7(B)) NAI effectively makes the election for a Termination of NAI’s Work because of a Pre-lease Force Majeure Event that resulted in Pre-lease Force Majeure Excess Costs or Pre-lease Force Majeure Delays, then NAI will be excused from the obligation to make 97-10/Prepayments until such time (if ever) that BNPPLC itself completes the Construction

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Project or causes it to be completed as BNPPLC is authorized to do by subparagraph 8(A).
10       Indemnity for Covered Construction Period Losses.
          (A)     Covenant to Indemnify Against Covered Construction Period Losses. Subject to the qualifications in subparagraph 10(B), as directed by BNPPLC, NAI must indemnify and defend BNPPLC from and against all of the following Losses (“Covered Construction Period Losses”):
          (1)     Losses suffered or incurred by BNPPLC, directly or indirectly, relating to or arising out of, based on or as a result of any of the following which occurs or is alleged to have occurred prior to any Termination of NAI’s Work: (i) any Hazardous Substance Activity; (ii) any violation of any applicable Environmental Laws relating to the Land or the Property or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental or quasi-governmental agency or authority in connection with any Hazardous Substance Activity; or (iv) any claim, demand, cause of action or investigation, or any action or other proceeding, whether meritorious or not, brought or asserted against BNPPLC which directly or indirectly relates to, arises from, is based on, or results from any of the matters described in clauses (i), (ii), or (iii) of this provision or any allegation of any such matters;
          (2)     Losses incurred or suffered by BNPPLC that BNPPLC would not have incurred or suffered but for any act or any omission of NAI or of any NAI’s contractors or subcontractors during the period prior to any Termination of NAI’s Work (as provided in subparagraphs 7(B) and 7(C)) or during any other period that NAI remains in possession or control of the Construction Project (including any failure by NAI to obtain or maintain insurance as required by this Agreement during such periods; but excluding, however, as described below, certain Losses consisting of claims related to any failure of NAI to complete the Construction Project);
          (3)     Losses incurred or suffered by BNPPLC that would not have been incurred but for any fraud, misapplication of funds (including Construction Advances), illegal acts, or willful misconduct on the part of NAI or its employees or of any other party acting under NAI’s control or with the approval or authorization of NAI; and
          (4)     Losses incurred or suffered by BNPPLC that would not have been incurred but for any bankruptcy proceeding involving NAI as the debtor.
NAI’s obligations under this indemnity will apply whether or not BNPPLC is also indemnified as to the applicable Covered Construction Period Loss by any third party (including another

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Interested Party) and whether or not the Covered Construction Period Loss arises or accrues prior to the Effective Date. Further, in the event, for income tax purposes, BNPPLC must include in its taxable income any payment or reimbursement from NAI which is required by this indemnity (in this provision, the “Original Indemnity Payment”), and yet BNPPLC is not entitled during the same taxable year to a corresponding and equal deduction from its taxable income for the Covered Construction Period Loss paid or reimbursed by such Original Indemnity Payment (in this provision, the “Corresponding Loss”), then NAI must also pay to BNPPLC on demand the additional amount (in this provision, the “Additional Indemnity Payment”) needed to gross up the Original Indemnity Payment for any and all resulting additional income taxes. That is, NAI must pay an Additional Indemnity Payment as is needed so that the Corresponding Loss (computed net of the reduction, if any, of BNPPLC’s income taxes because of credits or deductions that are attributable to the BNPPLC’s payment or deemed payment of the Corresponding Loss and that are recognized for tax purposes in the same taxable year during which BNPPLC must recognize the Original Indemnity Payment as income) will not exceed the difference computed by subtracting (i) all income taxes (determined for this purpose based on the highest marginal income tax rates charged to corporations by federal, state and local tax authorities, as applicable, for the relevant period or periods) imposed because of the receipt or constructive receipt of the Original Indemnity Payment and the Additional Indemnity Payment, from (ii) the sum of the Original Indemnity Payment and the Additional Indemnity Payment. (With regard to any payment or reimbursement of an Original Indemnity Payment, “After Tax Basis” means that such payment or reimbursement is or will be made together with the additional amount needed to gross up such Original Indemnity Payment as described in this provision.)
          (B)     Certain Losses Included or Excluded.
          (1)     Back to Back Claims by Participants Against BNPPLC. Losses for which BNPPLC is entitled to be indemnified as described in subparagraph 10(A) will include claims made against BNPPLC by any Participant, and amounts (if any) reimbursed by BNPPLC to any Participant, because of the following:
          (a)     Losses suffered or incurred by such Participant, directly or indirectly, relating to or arising out of any of the following which occurs or is alleged to have occurred prior to any Termination of NAI’s Work: (i) any Hazardous Substance Activity; (ii) any violation of any applicable Environmental Laws relating to the Land or the Property or to the ownership, use, occupancy or operation thereof; (iii) any investigation, inquiry, order, hearing, action, or other proceeding by or before any governmental or quasi-governmental agency or authority in connection with any Hazardous Substance Activity; or (iv) any claim, demand, cause of action or investigation, or any action or other proceeding, whether meritorious or not, brought or asserted against such Participant which directly or indirectly relates to, arises from, is based on, or results from any of the

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matters described in clauses (i), (ii), or (iii) of this provision or any allegation of any such matters;
          (b)     Losses incurred or suffered by such Participant that such Participant would not have incurred or suffered but for any act or any omission of NAI or of any NAI’s contractors or subcontractors during the period prior to any Termination of NAI’s Work (as provided in subparagraphs 7(B) and 7(C)) or during any other period that NAI remains in possession or control of the Construction Project (including any failure by NAI to obtain or maintain insurance as required by this Agreement during such periods; but excluding, however, as described below, certain Losses consisting of claims related to any failure of NAI to complete the Construction Project);
          (c)     Losses incurred or suffered by such Participant that would not have been incurred but for any fraud, misapplication of funds (including Construction Advances), illegal acts, or willful misconduct on the part of NAI or its employees or of any other party acting under NAI’s control or with the approval or authorization of NAI; and
          (d)     Losses incurred or suffered by such Participant that would not have been incurred but for any bankruptcy proceeding involving NAI as the debtor.
          (2)     Environmental. As used in clause (1) of the preceding subparagraph 10(A) and clause (a) of the preceding subparagraph 10(B)(1), “Losses” will not include costs properly incurred in connection with the Work to prevent the occurrence of a violation of Environmental Laws that did not previously exist. (For example, Environmental Losses will not include the increase in costs resulting from NAI’s installation of fire proofing materials other than asbestos because of Environmental Laws that prohibit the use of asbestos.) However, any costs to correct or answer for any violation of Environmental Laws that occurred on or prior to the Effective Date or that NAI causes or permits to occur after the Effective Date in connection with the Work or the Property will constitute Environmental Losses. (Thus, for instance, if NAI releases Hazardous Materials from the Property in a manner that contaminates ground water in violation of Environmental Laws, the costs of correcting the contamination and any applicable fines or penalties will constitute Environmental Losses for which NAI must indemnify and defend BNPPLC pursuant to subparagraph 10(A).)
          (3)     Failure to Maintain a Safe Work Site. If a third party asserts a claim for damages against BNPPLC because of injuries the third party sustained while on the Land as a result of NAI’s breach of its obligations under this Agreement to keep the Land and the Improvements thereon in a reasonably safe condition as Work progresses under NAI’s

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direction and control, then any such claim and other Losses resulting from such claim will constitute Covered Construction Period Losses under clause (2) of subparagraph 10(A). Also, if the third party asserts a claim for damages against any Participant because of such injuries, and if the Participant requires BNPPLC to reimburse the Participant’s Losses attributable to such claim, then such reimbursement will constitute Covered Construction Period Losses under clause (2) of subparagraph 10(A), consistent with understanding confirmed by clause (b) of subparagraph 10(B)(1).
          (4)     Failure to Complete Construction. Additional costs of construction may result from NAI’s failure to complete the Construction Project if a Termination of NAI’s Work occurs pursuant to subparagraphs 7(B) and 7(C). Nevertheless, it is understood that a failure of NAI to complete the Construction Project following any such Termination of NAI’s Work will not necessarily constitute a breach of this Agreement, and clause (2) of subparagraph 10(A) will not include any such additional costs of performing the Work or the cost to BNPPLC of completing the Construction Project after the Termination of NAI’s Work. (To the extent, however, that such costs qualify as 97-10/Project Costs, they may increase the 97-10/Maximum Permitted Prepayment.)
          (5)     Fraud. As used in clause (3) of subparagraph 10(A) and clause (c) of subparagraph 10(B)(1), “fraud” or “willful misconduct” will include (i) any deliberate decision by NAI to make a Scope Change without BNPPLC’s prior written approval, (ii) any fraud or intentional misrepresentation by NAI, or its vendors, contractors or subcontractors regarding NAI’s ongoing compliance with the requirements of this Agreement, and (iii) the performance by NAI or its vendors, contractors or subcontractors of Defective Work, with NAI’s knowledge that it constitutes Defective Work, prior to any Termination of NAI’s Work as provided in subparagraphs 7(B) and 7(C).
          (6)     Excluded Taxes and Established Misconduct. Nothing in this Paragraph 10 or other provisions of this Agreement will be construed to require NAI to reimburse or pay Excluded Taxes or Losses incurred or suffered by BNPPLC that are proximately caused by (and attributed by any applicable principles of comparative fault to) the Established Misconduct of BNPPLC.
          (C)     Express Negligence Protection. Every release provided in this Agreement for BNPPLC or any other Interested Party, and the indemnity provided for the benefit of BNPPLC in the preceding subparagraph 10(A), will apply even if and when the subject matters thereof are alleged to be caused by or to arise out of the negligence or strict liability of BNPPLC or another Interested Party. Further, all such releases and the indemnity will apply even if insurance obtained by NAI or required of NAI by this Agreement is not adequate to cover Losses against or for which the releases and the indemnity are provided (although NAI’s liability for any failure to

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obtain insurance required by this Agreement will not be limited to Losses against which indemnity is provided, it being understood that the parties have agreed upon insurance requirements for reasons that extend beyond providing a source of payment for Losses against which BNPPLC may be indemnified by NAI).
          (D)     Survival of Indemnity. NAI’s obligations under this Paragraph 10 will survive the termination or expiration of this Agreement and any Termination of NAI’s Work with respect to Losses suffered by BNPPLC resulting or arising from events or circumstances which existed or occurred or are alleged to have existed or occurred prior to the Termination of NAI’s Work or during any subsequent period in which NAI remains in possession or control of the Construction Project, whether such Losses are asserted, suffered or paid before or after the Termination of NAI’s Work.
          (E)     Due Date for Indemnity Payments. Any amount to be paid by NAI under this Paragraph 10 will be due fifteen days after a notice requesting such payment is received by NAI. Any such amount not paid by NAI when first due will bear interest at the Default Rate in effect from time to time from the date it first became due until paid; provided, that nothing herein contained will be construed as permitting the charging or collection of interest at a rate exceeding the maximum rate permitted under Applicable Laws.
          (F)     Order of Application of Payments. BNPPLC will be entitled to apply any payments by or on behalf of NAI against NAI’s obligations under this Paragraph 10 or against other amounts owing by NAI and then past due under any of the other Operative Documents in the order the same became due or in such other order as BNPPLC may elect.
          (G)     Defense of BNPPLC.
          (1)     Assumption of Defense. By notice to NAI BNPPLC may direct NAI to assume on behalf of BNPPLC and to conduct with due diligence and in good faith the defense of and the response to any claim, proceeding or investigation included in or concerning any Covered Construction Period Loss. NAI must promptly comply with any such direction using counsel selected by NAI and reasonably satisfactory to BNPPLC to represent BNPPLC. In the event NAI fails to promptly comply with any such direction from BNPPLC, BNPPLC may contest or settle the claim, proceeding or investigation using counsel of its own selection at NAI’s expense, subject only to subparagraph 10(I) if that subparagraph is applicable.
          (2)     Indemnity Not Contingent. Also, although subparagraphs 10(I) and 10(J) will apply to tort claims asserted against BNPPLC related to the Property, the right of BNPPLC to be indemnified pursuant to subparagraph 10(A) for payments made to satisfy governmental requirements (“Government Mandated Payments”) (e.g., fines payable

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because of any release of Hazardous Materials from the Property) will not be conditioned in any way upon NAI having consented to or approved of, or having been provided with an opportunity to defend against or contest, such Government Mandated Payments. In all cases, however, including those which may involve Government Mandated Payments, the rights of BNPPLC to be indemnified will be subject to subparagraph 10(K).
          (H)     Notice of Claims. If BNPPLC receives a written notice of a claim for taxes or a claim alleging a tort or other unlawful conduct that BNPPLC believes is covered by the indemnity in subparagraph 10(A), then BNPPLC will be expected to promptly furnish a copy of such notice to NAI. The failure to so provide a copy of the notice will not excuse NAI from its obligations under subparagraph 10(A); except that if such failure continues for more than fifteen days after the notice is received by BNPPLC and NAI is unaware of the matters described in the notice, with the result that NAI is unable to assert defenses or to take other actions which could minimize its obligations, then NAI will be excused from its obligation to indemnify BNPPLC against the Covered Construction Period Losses, if any, which would not have been incurred or suffered but for such failure. For example, if BNPPLC fails to provide NAI with a copy of a notice of an overdue tax obligation covered by the indemnity set out in subparagraph 10(A) and NAI is not otherwise already aware of such obligation, and if as a result of such failure BNPPLC becomes liable for penalties and interest covered by the indemnity in excess of the penalties and interest that would have accrued if NAI had been promptly provided with a copy of the notice, then NAI will be excused from any obligation to BNPPLC (or any Affiliate of BNPPLC) to pay the excess.
          (I)     Withholding of Consent to Settlements Proposed by NAI. With regard to any tort claim against BNPPLC for which NAI undertakes to defend BNPPLC as provided in subparagraph 10(G)(1), if BNPPLC unreasonably refuses to consent to a settlement of the claim which is proposed by NAI and which will meet the conditions listed in the next sentence, NAI’s liability for the cost of continuing the defense and for any other amounts payable in respect of the claim will be limited to the total cost for which the settlement proposed by NAI would have been accomplished but for the unreasonable refusal to consent. Any such settlement proposed by NAI must meet the following conditions: (A) at the time of the settlement by NAI, NAI must pay all amounts required to release BNPPLC and other affected Interested Parties (if any) and their property interests from any further obligation for or liens securing the applicable claim and from any interest, penalties and other related liabilities, and (B) the settlement or compromise must not involve an admission of fraud or criminal wrongdoing or result in some other material adverse consequence to BNPPLC or any other Interested Party.
          (J)     Settlements Without the Prior Consent of NAI.
          (1)     Election to Pay Reasonable Settlement Costs in Lieu of Actual. Except as otherwise provided in subparagraph 10(J)(2), if BNPPLC settles any tort claim for which

Construction Agreement (Building 9) – Page 48

it is entitled to be indemnified by NAI without NAI’s consent, then NAI may, by notice given to BNPPLC no later than ten days after NAI is notified of the settlement, elect to pay Reasonable Settlement Costs to BNPPLC in lieu of a payment or reimbursement of actual settlement costs. (With respect to any tort claim asserted against BNPPLC, “Reasonable Settlement Costs” means the maximum amount that a prudent Person in the position of BNPPLC, but able to pay any amount, might reasonably agree to pay to settle the tort claim, taking into account the nature and amount of the claim, the relevant facts and circumstances known to BNPPLC at the time of settlement and the additional Attorneys Fees’ and other costs of defending the claim which could be anticipated but for the settlement.) After making an election to pay Reasonable Settlement Costs with regard to a particular tort claim, NAI will have no right to rescind or revoke the election, despite any subsequent determination that Reasonable Settlement Costs exceed actual settlement costs. It is understood that Reasonable Settlement Costs may be more or less than actual settlement costs and that a final determination of Reasonable Settlement Costs may not be possible until after NAI must decide between paying Reasonable Settlement Costs or paying actual settlement costs.
          (2)     Conditions to Election. Notwithstanding the foregoing, NAI will have no right to elect to pay Reasonable Settlement Costs in lieu of actual settlement costs if BNPPLC settles claims without NAI’s consent at any time when an Event of Default has occurred and is continuing or after a failure by NAI to conduct with due diligence and in good faith the defense of and the response to any claim, proceeding or investigation as provided in subparagraph 10(G)(1).
          (3)     Indemnity Survives Settlement. Except as provided in this subparagraph 10(J), no settlement by BNPPLC of any claim made against it will excuse NAI from any obligation to indemnify BNPPLC against the settlement costs or other Covered Construction Period Losses suffered by reason of, in connection with, arising out of, or in any way related to such claim.
          (K)     No Authority to Admit Wrongdoing on the Part of NAI. BNPPLC will not under any circumstances have any authority to bind NAI to an admission of wrongdoing or responsibility to any third party claimant with regard to matters for which BNPPLC claims a right to indemnification from NAI under this Agreement.
Further, nothing herein contained, including the foregoing provisions concerning settlements by BNPPLC of indemnified Losses, will be construed as authorizing BNPPLC to bind NAI to do or refrain from doing anything to satisfy a third party claimant. If, for example, a claim is made by a Governmental Authority that NAI must refrain from some particular conduct on or about the Land in order to comply with Applicable Laws, BNPPLC cannot bind NAI (and will not purport to bind NAI) to any agreement to refrain from such conduct or otherwise prevent NAI from

Construction Agreement (Building 9) – Page 49

continuing to contest the claim by reason of any provision set forth herein.
Moreover, so long as this Agreement or the Lease continues, BNPPLC’s right to settle any claim involving the Property will not include the right to bind NAI to any agreement (including any consent decree proposed by any Governmental Authority) which purports to prohibit, limit or impose conditions upon any use of the Property by NAI without the prior written consent of NAI. In the case of any proposed settlement of a claim asserted by a Governmental Authority against BNPPLC, NAI will not unreasonably withhold such consent. However, for purposes of determining whether it is reasonable for NAI to withhold such consent, any diligent ongoing undertaking by NAI to contest such the claim on behalf of BNPPLC will be relevant.
Subject to the foregoing provisions in this subparagraph 10(K), BNPPLC may agree for itself (and only for itself) to act or refrain from doing anything as demanded or requested by a third party claimant; provided, however, in no event will such an agreement impede NAI from continuing to exercise its rights to operate its business on the Property or elsewhere in any lawful manner deemed appropriate by NAI, nor will any such agreement limit or impede NAI’s right to contest claims raised by any third party claimants (including Governmental Authorities) that NAI is not complying or has not complied with Applicable Laws.
          (L)     Refunds of Covered Construction Period Losses Paid by NAI.
          (1)     Payment by BNPPLC After Refund. If BNPPLC receives a refund of any Covered Construction Period Losses paid, reimbursed or advanced by NAI pursuant to subparagraph 10(A), BNPPLC will promptly pay to NAI the amount of such refund, plus or minus any net tax benefits or detriments realized by BNPPLC as a result of such refund and such payment to NAI; provided, that the amount payable to NAI will not exceed the amount of the indemnity payment in respect of such refunded Covered Construction Period Losses that was made by NAI. If it is subsequently determined that BNPPLC was not entitled to such refund, the portion of such refund that is repaid or recaptured will be treated as a Covered Construction Period Loss for which NAI must indemnify BNPPLC pursuant to subparagraph 10(A) without regard to subparagraph 10(B)(6). If, in connection any such refund, BNPPLC also receives an amount representing interest on such refund, BNPPLC will promptly pay to NAI the amount of such interest, plus or minus any net tax benefits or detriments realized by BNPPLC as a result of the receipt or accrual of such interest and as a result of the such payment to NAI; provided, that BNPPLC will not be required to make any such payment in respect of the interest (if any) that is fairly attributable to a period before NAI paid, reimbursed or advanced the Covered Construction Period Losses refunded to BNPPLC.
          (2)     Meaning of Refund. With respect to Covered Construction Period Losses incurred or suffered by BNPPLC and paid or reimbursed by NAI on an After Tax Basis, if

Construction Agreement (Building 9) – Page 50

taxes of BNPPLC which are not subject to indemnification by NAI are reduced because of such Losses (whether by reason of a deduction, credit or otherwise) and such reduction was not taken into account in the calculation of the required reimbursement or payment by NAI, then for purposes of this subparagraph 10(L) such reduction will be considered a “refund”.
          (3)     Conditions to Payment. Notwithstanding the foregoing, in no event will BNPPLC be required to make any payment to NAI pursuant to this subparagraph 10(L) after any 97-10/Meltdown Event or when any Event of Default has occurred and is continuing.
11     Characterization of Operative Documents; Remedies.
          (A)     Characterization of Operative Documents.
          (1)     Confirmation of Lien and Security Interest Granted in the Lease. Reference is made to subparagraph 4(C) of the Lease, in which NAI and BNPPLC have confirmed their intent that (A) for the purposes of determining the proper accounting for the Lease by NAI, BNPPLC will be treated as the owner and landlord of the Property and NAI will be treated as the tenant of the Property, and (B) for income tax purposes and commercial law (including real estate and bankruptcy law) and regulatory purposes, (1) the Lease and the other Operative Documents (including this Agreement) will be treated as a financing arrangement, (2) BNPPLC will be deemed a lender making loans to NAI in the principal amount equal to the Lease Balance, which loans are secured by the Property, and (3) NAI will be treated as the owner of the Property and will be entitled to all tax benefits available to the owner of the Property. Consistent with such intent, by the provisions set forth in Exhibit B to the Lease, NAI is granting to BNPPLC a lien upon and mortgaging and warranting title to the leasehold estate in the Land created by the Ground Lease and the Improvements and all rights, titles and interests of NAI in and to other Property, WITH POWER OF SALE, to secure all obligations (monetary or otherwise) of NAI arising under or in connection with any of the Operative Documents (including this Agreement). NAI further confirms and agrees that (i) its grant of a lien and security interest as set forth in Exhibit B of the Lease is made as of the Effective Date, even though the Term of the Lease will not commence before the Completion Date, and (ii) the security interest granted in Exhibit B of the Lease will extend to and cover all Third Party Contracts, now existing or made in the future.
          (2)     Foreclosure Remedies. Even before the Completion Date, at any time when an Event of Default has occurred and is continuing, BNPPLC may notify NAI of BNPPLC’s intent to pursue remedies described in Exhibit B to the Lease, and at any time thereafter, regardless of whether the Event of Default is continuing, if NAI has not

Construction Agreement (Building 9) – Page 51

already purchased the Property or caused an Applicable Purchaser to purchase the Property pursuant to the Purchase Agreement, (i) BNPPLC will have the power and authority, to the extent provided by law, after proper notice and lapse of such time as may be required by law, to sell or arrange for a sale to foreclose its lien and security interest granted in Exhibit B to the Lease, and (ii) BNPPLC, in lieu of or in addition to exercising any power of sale granted in Exhibit B to the Lease, may proceed by a suit or suits in equity or at law for a foreclosure or sale of the Property or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure or sale of the Property, or for the enforcement of any other legal or equitable remedy permitted by law.
          (B)     Notice Required So Long As the Purchase Option Continues Under the Purchase Agreement. Prior to the Designated Sale Date, so long as NAI remains in possession of the Property and there has been no termination of the Purchase Option as provided in Paragraph 6(B) of the Purchase Agreement, BNPPLC’s right to complete any foreclosure sale as provided in subparagraph 11(A)(2) will be subject to the condition precedent that BNPPLC has notified NAI, at a time when an Event of Default has occurred and is continuing and no less than thirty days prior to completing such a sale, of BNPPLC’s intent to do so. The condition precedent is intended to provide NAI with an opportunity to exercise the Purchase Option before losing possession of the Property because of a sale authorized by subparagraph 11(A)(2). The condition precedent is not, however, intended to extend any period for curing an Event of Default. Accordingly, if an Event of Default has occurred, and regardless of whether any Event of Default is then continuing, BNPPLC may proceed immediately to complete a sale authorized by subparagraph 11(A)(2) at any time after the earliest of (i) thirty days after BNPPLC has given such a notice to NAI, (ii) any date upon which NAI relinquishes possession of the Property, or (iii) any termination of the Purchase Option.
          (C)     Remedies Cumulative. No right or remedy herein conferred upon or reserved to BNPPLC is intended to be exclusive of any other right or remedy, and each and every such right and remedy will be cumulative and in addition to any other right or remedy given to BNPPLC under other Operative Documents (including the right to accelerate the Designated Sale Date, as provided in the definition thereof in the Common Definitions and Provisions Agreement, and the right, when applicable, to exercise the Put Option as provided in subparagraph 3(B) of the Purchase Agreement) or now or hereafter existing in favor of BNPPLC under Applicable Laws. In addition to other remedies provided in this Agreement, BNPPLC will be entitled, to the extent permitted by Applicable Law or in equity, to injunctive relief in case of the violation, or attempted or threatened violation, of any of the covenants, agreements, conditions or provisions of this Agreement. Nothing contained in this Agreement will limit or prejudice the right of BNPPLC to prove for and obtain in proceedings for bankruptcy or insolvency of NAI by reason of the termination of this Agreement, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are

Construction Agreement (Building 9) – Page 52

to be proved, whether or not the amount be greater, equal to, or less than the amount BNPPLC might recover under this Agreement. Without limiting the generality of the foregoing, nothing contained herein will modify, limit or impair any of the rights and remedies of BNPPLC under the Purchase Agreement, including its right to exercise the Put Option provided in subparagraph 3(B) of the Purchase Agreement if the conditions listed in subparagraph 3(B) of the Purchase Agreement are satisfied; and BNPPLC will not be required to give the thirty day notice described in subparagraph 11(B) as a condition precedent to any acceleration of the Designated Sale Date or to taking any action to enforce the Purchase Agreement
          (D)     Third Party Estoppels. If requested by BNPPLC with respect to any material construction contract between NAI and a third party contractor for any part of the Work, NAI shall cause the contractor to execute and deliver to BNPPLC an estoppel letter substantially in the form of Exhibit J. Similarly, if requested by BNPPLC with respect to any material architectural or engineering contract between NAI and a third party professional or firm for any part of the Work, NAI shall cause the professional or firm thereunder to execute and deliver to BNPPLC an estoppel letter substantially in the form of Exhibit K.
[The signature pages follow.]

Construction Agreement (Building 9) – Page 53

          IN WITNESS WHEREOF, this Construction Agreement (Building 9) is executed to be effective as of February 1, 2008.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:	Lloyd G. Cox, Managing Director

1 NORTH EXTERIOR ELEVATION

2 SOUTH EXTERIOR ELEVATION

LEGEND

GENERAL NOTES

SHEET NOTES

KEY PLAN

DES
ARCHITECTS
ENGINEERS

BRADFORD STREET
REDWOOD CITY, CA

CLIENT
Network Appliance

PROJECT
NETWORK APPLIANCE CORPORATE CAMPUS

PHASE 1
BUILDING 8

1345 CROSSMAN AVE.
SUNNYVALE, CA.

SHEET NAME
EXTERIOR ELEVATIONS

DATES

CONTACT

JOB NUMBER

SHEET NO.
A5.01

Construction Agreement (Building 9) – Signature Page

[Continuation of signature pages for Construction Agreement (Building 9) dated as of February 1, 2008.]

NETWORK APPLIANCE, INC., a Delaware corporation
By:	Ingemar Lanevi, Vice President and Corporate Treasurer

1
1.2
2
3
4
4.2
5
6
7
7.8
8
9
10
10.8
11

1 EAST EXTERIOR ELEVATION

11
10.8
10
9
8
7.8
7
6
5
4.2
4
3
2
1.2
1

2 WEST EXTERIOR ELEVATION

LEGEND

GENERAL NOTES

SHEET NOTES

KEY PLAN

1
4
8
11
A
D
E
H

DES ARCHITECTS ENGINEERS

FAX: 650.364.2618

CLIENT

Network Appliance

PROJECT

NETWORK APPLIANCE CORPORATE CAMPUS

PHASE 1
BUILDING 8

1345 CROSSMAN AVE.
SUNNYVALE, CA.

SHEET NAME

EXTERIOR ELEVATIONS

DATES

CONTACT

JOB NUMBER

SHEET NO.

A5.02

Construction Agreement (Building 9) – Signature Page

Exhibit A
Legal Description
Parcel 9 and the Additional Leased Premises, as defined below, (collectively, the “Building 9 Ground Lease Premises”) as shown on that certain Vesting Tentative Parcel Map provided to BNP Paribas Leasing Corporation (“BNPPLC”) by Network Appliance, Inc. (“NAI”) attached hereto and made a part hereof (the “Tentative Map”), which has received preliminary approval from the City of Sunnyvale, California, but not yet been filed for record in the office of the recorder of the County of Santa Clara, State of California. As used herein, “Additional Leased Premises” means the parking lots, driveways and other areas shaded in gray on the Tentative Map attached hereto within the larger area designated as Common Lot A (consisting of 30.46 Acres, more or less) on the Tentative Map. The northern boundary of the Additional Leased Premises is a line that runs along the same line as the northern boundary of Common Lot A, as shown on the Tentative Map, extending from the corner of two streets adjacent to the Additional Leased Premises to the northeast corner of Parcel 12, as shown on the Tentative Map. The western boundary of the Additional Leased Premises runs along the same line as (but extends beyond) the eastern boundary of Parcel 12, as shown on the Tentative Map. The eastern boundary of the Additional Leased Premises runs along the same line as the eastern boundary of Common Lot A, as shown on the Tentative Map. The southern boundary of the Additional Leased Premises runs along the center of an existing or proposed driveway which is situated between Parcel 8 and Parcel 9, as shown on the Tentative Map.
TOGETHER WITH, easements appurtenant to the Building 9 Ground Lease Premises as described in Exhibit A attached to the Ground Lease.

VESTING TENTATIVE PARCEL MAP FOR CROSSMAN COMMONS 13 PARCELS

VICINITY MAP
NOT TO SCALE
NOTES:
REFERENCES
ABBREVIATIONS
LEGEND
GENEVA DRIVE
CASPIAN DRIVE
JAVA DRIVE
CROSSMAN AVENUE
BALTIC DRIVE
CARIBBEAN DRIVE
PARCEL 1 0.84 ACRES EXISTING BUILDING 1
PARCEL 2 1.10 ACRES EXISTING BUILDING 2
PARCEL 3 1.10 ACRES EXISTING BUILDING 3
PARCEL 4 1.26 ACRES EXISTING BUILDING 4
PARCEL 5 0.80 ACRES FUTURE BUILDING 5
PARCEL 6 0.80 ACRES FUTURE BUILDING 6
PARCEL 7 0.80 ACRES FUTURE BUILDING 7
PARCEL 8 0.80 ACRES FUTURE BUILDING 8
PARCEL 9 0.80 ACRES FUTURE BUILDING 9
PARCEL 10 1.26 ACRES FUTURE GARAGE B
PARCEL 11 1.26 ACRES FUTURE GARAGE A
PARCEL 12 0.80 ACRES FUTURE GARAGE C
COMMON LOT "A" 30.46 ACRES P.U.E. & E.V.A.E.
LANDS OF TEN FOUNDATION PARCEL 1
NOT A PART OF THIS PARCEL MAP
Additional Leased Premises shaded in gray.

PROPOSED SITE CONDITIONS

VESTING TENTATIVE PARCEL MAP

FOR: NETWORK APPLIANCE

CROSSMAN AVENUE

SUNNYVALE CALIFORNIA

KIER & WRIGHT

CIVIL ENGINEERS & SURVEYORS, INC.

3350 Scott Boulevard, Building 22 (408)727-6665

Santa Clara, California 95054 FAX(408)727-5641

1

Exhibit A to Construction Agreement (Building 9) – Page 2

Exhibit B
Description of the Construction Project and Construction Budget
Subject to future Scope Changes, the Construction Project will be substantially consistent with the following general description and with the site plan attached as part of Exhibit A and the elevations attached to this Exhibit:

Five-story office building, containing approximately 189,697 square feet of gross building area and surrounding site improvements and an estimated net rentable area is 177,537 square feet. Also:

Number of Stories:	Five

Typical Story Height:	15 feet

Excavation and Foundation:	Reinforced concrete slab and pier and beam

Frame:	Steel

Walls:	Glass fiber reinforced concrete (“GFRC”) and insulated windows

Doors and Windows:	Wood, metal, and metal-framed glass

Roof:	Built-up asphalt

Electrical System and Lighting:	Typical electricity suitable for normal office use; interior lighting includes fluorescent tube and incandescent lighting

Heating, Ventilating, and Air-Conditioning (“HVAC”):	Zoned heating and air-conditioning supplied by package HVAC system with air ducts

Plumbing:	Typical fixtures for kitchen, restroom, water, gas connection, water heater, and waste disposal

Fire Protection:	Wet-pipe sprinkler system throughout

Interior Finish:	Painted gypsum board and acoustical tile

ceilings; painted sheetrock walls; and carpet, vinyl tile, and ceramic tile flooring

Miscellaneous Features:	Handicapped restroom and parking facilities; elevators and exterior design canopies over windows; wall inserts for proposed artwork; bio-cell irrigation ditches around the perimeter of the building
          All of the improvements will be suitable for uses contemplated in the Lease and of a quality, when complete to be considered first class facilities for such uses. The location of improvements, including appurtenant parking areas, driveways and other facilities on the Land (or pursuant to appurtenant easements described in Exhibit A to the Ground Lease) will be as shown in the Tentative Parcel Map attached to and made a part of Exhibit A.
          The budget for the Construction Project is as shown on the attached pages.

Exhibit B to Construction Agreement (Building 9) – Page 2

Construction Budget

Financing	$3,174,952
Insurance	225,739
Design & Engineering	1,376,638
Permits	2,210,318
Site & Shell Construction	20,115,776
Interior Construction	21,846,577

Total B9	$48,950,000

Exhibit B to Construction Agreement (Building 9) – Page 3

1 NORTH EXTERIOR ELEVATION

2 SOUTH EXTERIOR ELEVATION

LEGEND

GENERAL NOTES

SHEET NOTES

KEY PLAN

DES ARCHITECTS ENGINEERS

CLIENT

NetworkAppliance

PROJECT

NETWORK APPLIANCE CORPORATE CAMPUS

PHASE 3
BUILDING 9

1335 CROSSMAN AVE.
SUNNYVALE, CA.

SHEET NAME

EXTERIOR ELEVATIONS

DATE

A5.01

Exhibit B to Construction Agreement (Building 9) – Page 4

1 EAST EXTERIOR ELEVATION

2 WEST EXTERIOR ELEVATION

LEGEND

GENERAL NOTES

SHEET NOTES

KEY PLAN

DES ARCHITECTS ENGINEERS

CLIENT

NetworkAppliance

PROJECT

NETWORK APPLIANCE CORPORATE CAMPUS

PHASE 3
BUILDING 9

1350 CROSSMAN AVE.
SUNNYVALE, CA.

SHEET NAME

EXTERIOR ELEVATIONS

DATES

A5.02

Exhibit B to Construction Agreement (Building 9) – Page 5

Exhibit C
Construction Advance Request Form
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”), between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”)
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement. This letter constitutes a Construction Advance Request, requesting a Construction Advance of:
$____________________,
on the Advance Date that will occur on:
_______________, 20___.
          To induce BNPPLC to make such Construction Advance, NAI represents and warrants as follows:
I.       Calculation of limit imposed by Subparagraph 4(C)(2)(b) of the Construction Agreement:

(1) NAI has paid or incurred bona fide Reimbursable Construction Period Costs other than for Work (e.g., property taxes) of no less than	$____________

(2) NAI has paid or incurred bona fide Reimbursable Construction Period Costs for Prior Work of no less than	$____________

(3) NAI has received prior Construction Advances of	$____________

LIMIT (1 + 2 - 3)	$____________
II.      Projected Cost Overruns:
NAI [check one: ___ does / ___ does not ] believe that Projected Construction Overruns are more likely than not. [If NAI does believe that Projected Cost Overruns are more likely than not, and if NAI believes that the amount of such Projected Construction Overruns can be reasonably estimated, NAI estimates the same at $_________.]
III.     Construction Advances Covering Pre-lease Force Majeure Losses:
Neither the Construction Advance requested by this letter nor prior Construction Advances (if any) have been used or will be used to cover any costs of repairs that constitute Pre-lease Force Majeure Losses, except as follows: (if there are no exceptions, insert “No Exceptions”)

IV.     Absence of Certain Work/Suspension Events:
          A. The Construction Project is progressing without significant interruption in a good and workmanlike manner and substantially in accordance with Applicable Laws, with Permitted Encumbrances and with the requirements of the Construction Agreement, except as follows: (if there are no exceptions, insert “No Exceptions”)

          B. If NAI has received notice of any Defective Work, NAI has promptly corrected or is diligently pursuing the correction of such Defective Work, except as follows: (if there are no exceptions, insert “No Exceptions”)

Exhibit C to Construction Agreement (Building 9) – Page 2

NETWORK APPLIANCE, INC., a Delaware corporation
By:
Name:
Title:

Exhibit C to Construction Agreement (Building 9) – Page 3

Exhibit D
Pre-lease Force Majeure Event Notice
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”), between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement referenced above or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          IMPORTANT: It is imperative that BNPPLC promptly review with legal counsel the ramifications of this notice under the Construction Agreement and other Operative Documents.
          This letter constitutes a Pre-lease Force Majeure Event Notice, given as provided in subparagraph 6(B) of the Construction Agreement to preserve the right of NAI to assert the occurrence of a Pre-lease Force Majeure Event.
          NAI certifies to BNPPLC that the following Pre-lease Force Majeure Event occurred or commenced on                     , 20     :
[INSERT DESCRIPTION OF EVENT HERE]
          NAI’s preliminary good faith estimate of the Pre-lease Force Majeure Delays, of the Pre-lease Force Majeure Losses and of the Pre-lease Force Majeure Excess Costs likely to result from such event are _________ days, $___________________ and $___________________, respectively. Such amounts, however, are only estimates.
          NAI acknowledges that after NAI gives this notice, BNPPLC may at any time deliver an FOCB Notice to NAI as described in the Construction Agreement.

NETWORK APPLIANCE, INC., a Delaware corporation
By:
Name:
Title:

Exhibit D to Construction Agreement (Building 9) – Page 2

Exhibit E
Notice of Termination of NAI’s Work
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”), between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement referenced above or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          IMPORTANT: It is imperative that BNPPLC promptly review with legal counsel the ramifications of this notice under the Construction Agreement and other Operative Documents.
          NAI has determined that the Construction Allowance to be provided to it under the Construction Agreement will not be sufficient to cover all Reimbursable Construction Period Costs yet to be paid or reimbursed from Construction Advances for the reason or reasons set forth in the Notice of NAI’s Intent to Terminate dated                     , 200     , previously delivered to you as provided in subparagraph 7(B) of the Construction Agreement. That Notice of NAI’s Intent to Terminate has not been rescinded by NAI.
          NAI hereby irrevocably and unconditionally elects to terminate its rights and obligations to continue the Work under Construction Agreement effective as of the date of this letter (which, as required by subparagraph 7(B) of the Construction Agreement, is a date not less than forty-five days after the date the aforementioned Notice of NAI’s Intent to Terminate). This notice constitutes a “Notice of Termination by NAI” as described in subparagraph 7(B) of the Construction Agreement.
          NAI also acknowledges that a 97-10/Meltdown Event has occurred under and as defined in the Construction Agreement, and that BNPPLC is thus entitled to demand and receive 97-10/Prepayments under and as provided in Paragraph 9 of the Construction Agreement, unless the last sentence of Paragraph 9 excuses NAI from paying the same.

NETWORK APPLIANCE, INC., a Delaware corporation
By:
Name:
Title:

Exhibit E to Construction Agreement (Building 9) – Page 2

Exhibit F
Notice of NAI’s Intent to Terminate
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”) between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement referenced above or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          IMPORTANT: It is imperative that BNPPLC promptly review with legal counsel the ramifications of this notice under the Construction Agreement and other Operative Documents.

[DRAFTING NOTE: Unless this letter contains the alternative provisions set forth below as being required after a Complete Taking in any “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event,” this letter must contain the following paragraph and inserts following such paragraph as indicated:
          NAI has determined that the Construction Allowance to be provided to it under the Construction Agreement will not be sufficient to cover all Reimbursable Construction Period Costs yet to be paid or reimbursed from Construction Advances, because:
[INSERT ANY ONE OR MORE OF THE FOLLOWING REASONS THAT APPLY: (1) THE COST OF THE WORK EXCEEDS BUDGETED EXPECTATIONS (RESULTING IN PROJECTED COST OVERRUNS), (2) A PRE-LEASE FORCE MAJEURE EVENT HAS OCCURRED, OR (3) NAI CAN NO LONGER SATISFY CONDITIONS TO BNPPLC’S OBLIGATION TO PROVIDE CONSTRUCTION ADVANCES IN THE CONSTRUCTION AGREEMENT.]

          The purpose of this letter is to give notice to BNPPLC and Participants of NAI’s intent to terminate NAI’s rights and obligations to perform Work under the Construction Agreement. This letter constitutes a “Notice of NAI’s Intent to Terminate” given pursuant to subparagraph 7(B) of the Construction Agreement. As provided in that subparagraph, as a condition to any effective Termination of NAI’s Work, NAI must deliver a subsequent notice of termination to BNPPLC and Participants, no less than forty-five days after the date BNPPLC receives this letter.

[DRAFTING NOTE: Unless this letter contains the alternative provisions set forth below as being required for any “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event,” this letter must contain the following paragraph:
          The period running from the date of BNPPLC’s receipt of this letter to the effective date of any actual Termination of NAI’s Work by NAI or BNPPLC will constitute a Work/Suspension Period under the Construction Agreement. During such period BNPPLC’s funding obligations will be limited and NAI may suspend the Work to the extent so provided in the Construction Agreement. Moreover, NAI acknowledges that the delivery of this Notice of Intent to Terminate is a 97-10/Meltdown Event. Therefore, after receipt of this notice BNPPLC will have the rights to demand and receive 97-10/Prepayments from NAI as provided in Paragraph 9 of the Construction Agreement.]
[DRAFTING NOTE: This letter will qualify as a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” only if NAI includes one of the following alternative sets of provisions, as applicable.]
[ALTERNATIVE #1 (Applies only if there has been a Complete Taking):
          This letter constitutes a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” as defined in the Construction Agreement. A Complete Taking has occurred. Thus, regardless of any Scope Changes BNPPLC may be willing to approve or consider, and regardless of any Increased Commitment BNPPLC may be willing to provide, it would be futile to continue the Construction Project on the Land.
          NAI acknowledges and agrees that BNPPLC is entitled to all proceeds of the taking of the Property and all such proceeds must be paid to BNPPLC. NAI has no right and will not assert any right to share in such proceeds. NAI agrees to cooperate with BNPPLC as BNPPLC may from time to time request in order to maximize BNPPLC’s recovery of such proceeds.]

Exhibit F to Construction Agreement (Building 9) – Page 2

[ALTERNATIVE #2 (applies in the event of a Pre-lease Force Majeure Event other than a Complete Taking): Include the next (single sentence) paragraph, together with one or both (as applicable) of the two paragraphs following the next (single sentence) paragraph, and together with the remaining paragraphs after those two paragraphs, all with blanks filled in appropriately:
          This letter constitutes a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” as defined in the Construction Agreement.
          NAI now believes that the remaining available Construction Allowance will not be sufficient to cover all Reimbursable Construction Period Costs yet to be paid or reimbursed from Construction Advances only because of Pre-lease Force Majeure Excess Costs incurred or anticipated as a result of one or more Pre-lease Force Majeure Events. BNPPLC has previously been notified of such Pre-lease Force Majeure Event(s) by notice(s) dated                     , which NAI delivered to BNPPLC in accordance with subparagraph 6(B) of the Construction Agreement. NAI’s current good faith estimate of the Pre-lease Force Majeure Excess Costs that are most likely to be incurred because of such Pre-lease Force Majeure Event(s) is $                                        .
          NAI now believes that the Work will not be substantially complete before the Target Completion Date only because of Pre-lease Force Majeure Delays resulting from one or more Pre-lease Force Majeure Events. BNPPLC has previously been notified of such Pre-lease Force Majeure Event(s) by notice(s) dated                     , which NAI delivered to BNPPLC in accordance with subparagraph 6(B) of the Construction Agreement. NAI’s current good faith estimate of the Pre-lease Force Majeure Delays that are most likely to occur because of such Pre-lease Force Majeure Event(s) is                                           days.
          Also be advised that, as provided in subparagraph 7(B) of the Construction Agreement, BNPPLC is entitled to (but not obligated to) respond to this notice with an Increased Commitment. Responding with an Increased Commitment will result in a conclusive presumption (for purposes of calculating any 97-10/Prepayment required of NAI under the Purchase Agreement) that any Termination of NAI’s Work is for reasons other than the Pre-lease Force Majeure Events of which BNPPLC has previously been notified.
          In the event BNPPLC fails to respond with an Increased Commitment, the failure may excuse NAI from the obligation to make a 97-10/Prepayment under Paragraph 9 of the Construction Agreement notwithstanding any Termination of NAI’s Work, which would constitute a very material adverse consequence to BNPPLC. Moreover, the Construction Agreement grants to NAI a right to cause a Termination of NAI’s Work at any time more than forty-five days after giving this notice, provided that NAI continues to believe that a Timing or Budget Shortfall exists at that time. Thus, if BNPPLC intends to respond with an Increased Commitment, BNPPLC would be well advised to do so before the expiration of such forty-five

Exhibit F to Construction Agreement (Building 9) – Page 3

day period.]

NETWORK APPLIANCE, INC., a Delaware corporation
By:
Name:
Title:

Exhibit F to Construction Agreement (Building 9) – Page 4

Exhibit G
Notice of Increased Funding Commitment by BNPPLC
[Date]
Network Appliance, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
Telecopy: (919) 476-5750
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”) between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          NAI has delivered a notice to BNPPLC dated                     , 20     , which by its terms expressed NAI’s intent that it constitute a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” as defined in the Construction Agreement. In such notice, NAI advised BNPPLC of NAI’s intent to terminate the Construction Agreement because of NAI’s belief that the Construction Allowance to be provided to it under the Construction Agreement will not be sufficient to cover all Reimbursable Construction Period Costs yet to be paid or reimbursed from Construction Advances. Such notice also suggested NAI’s belief that, but for the cost of repairing damage to the Improvements caused by a Pre-lease Force Majeure Event, the remaining available Construction Allowance would be sufficient. In addition, such notice set forth the amount of $                     as NAI’s estimate of the Pre-lease Force Majeure Excess Costs most likely to be incurred because of such Pre-lease Force Majeure Event.
          This response to such notice constitutes an Increased Funding Commitment. BNPPLC hereby commits to increase the amount of the Construction Allowance by $                     (the estimate given by NAI as described above). Such commitment is made on and subject to all of the same terms and conditions set forth in the Construction Agreement and other Operative Documents as being applicable to the original Construction Allowance and to Construction Advances required thereunder.
          Please note that, according to the Construction Agreement, NAI will have ten days after the date of any Increased Commitment (which may be comprised of this Increased Funding Commitment and any separate Increased Time Commitment given contemporaneously herewith) within which NAI may rescind the aforementioned Notice of NAI’s Intent to Terminate Because of a Force Majeure Event by a notice given in the form prescribed by the Construction Agreement. Any failure of NAI to so rescind the notice will constitute a 97-10/Meltdown Event under and as defined in the Construction Agreement and will result in a conclusive presumption (for purposes of calculating any 97-10/Prepayment required of NAI) that any Termination of NAI’s Work occurred for reasons other than the Pre-lease Force Majeure Events of which BNPPLC has previously been notified.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Name:
Title:

Exhibit G to Construction Agreement (Building 9) – Page 2

Exhibit H
Notice of Increased Time Commitment by BNPPLC
[Date]
Network Appliance, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
Telecopy: (919) 476-5750
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”) between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          NAI has delivered a notice to BNPPLC dated                     , 20     , which by its terms expressed NAI’s intent that it constitute a “Notice of NAI’s Intent to Terminate Because of a Force Majeure Event” as defined in the Construction Agreement. In such notice, NAI advised BNPPLC of NAI’s intent to elect a Termination of NAI’s Work because of NAI’s belief that the Work will not be substantially complete prior to the Target Completion Date only because of Pre-lease Force Majeure Delays. Such notice also expressed NAI’s belief that Pre-lease Force Majeure Delays are likely to be                      days in the aggregate.
          This response to such notice constitutes an Increased Time Commitment. BNPPLC hereby commits to extend the Target Completion Date by                      days (the estimate given by NAI as described above).
          Please note that, according to the Construction Agreement, NAI will have ten days after the date of any Increased Commitment (which may be comprised of this Increased Time Commitment and any separate Increased Funding Commitment given contemporaneously herewith) within which NAI may rescind the aforementioned Notice of NAI’s Intent to Terminate Because of a Force Majeure Event by a notice given in the form prescribed by the Construction Agreement. Any failure of NAI to so rescind the notice will constitute a 97-10/Meltdown Event under and as defined in the Construction Agreement and will result in a conclusive presumption (for purposes of calculating any 97-10/Prepayment required of NAI) that any Termination of NAI’s Work occurred for reasons other than the Pre-lease Force Majeure Events of which BNPPLC has previously been notified.

BNP PARIBAS LEASING CORPORATION, a Delaware corporation
By:
Name:
Title:

Exhibit H to Construction Agreement (Building 9) – Page 2

Exhibit I
Rescission of Notice of NAI’s Intent to Terminate
[Date]
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox, Managing Director
Telecopy: (972) 788-9140
          Re: Construction Agreement (Building 9) dated as of February 1, 2008 (the “Construction Agreement”) between Network Appliance, Inc. (“NAI”), a Delaware corporation, and BNP Paribas Leasing Corporation (“BNPPLC”), a Delaware corporation
Gentlemen:
          Capitalized terms used in this letter are intended to have the meanings assigned to them in the Construction Agreement referenced above or in the Common Definitions and Provisions Agreement referenced in the Construction Agreement.
          NAI has delivered to BNPPLC a Notice of NAI’s Intent to Terminate dated                     , 200     , and BNPPLC has responded with an Increased Commitment as of                     , 200     . NAI hereby accepts the Increased Commitment and, as provided in subparagraph 7(B) of the Construction Agreement, rescinds such Notice of NAI’s Intent to Terminate.
          NAI acknowledges that, because of such rescission, NAI must, as a condition precedent to any exercise of its remaining rights to terminate the Construction Agreement pursuant to subparagraph 7(B) thereof, deliver another Notice of NAI’s Intent to Terminate at least forty five days prior to the effective date of the Termination of NAI’s Work.

NETWORK APPLIANCE, INC., a Delaware corporation
By:
Name:
Title:

Exhibit J
Estoppel From Contractor
                    , 200
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox
          Re: Assignment of Construction Contract
Ladies and Gentlemen:
          The undersigned hereby represents to BNP Paribas Leasing Corporation, a Delaware corporation (“BNPPLC”), and covenants with BNPPLC as follows:
          1     The undersigned has entered into that certain [Construction Contract] (the “Construction Contract”) by and between the undersigned and Network Appliance, Inc. (“NAI”) dated __________, ___ for the construction of the improvements to be constructed as part of NAI’s Sunnyvale campus leased by NAI (the “Improvements”) on the land described in the Building 9 Documents described below (the “Land” and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the “Project”).
          2     The undersigned has been advised that, by a Lease Agreement (Building 9) and a Construction Agreement (Building 9), both dated as of February 1, 2008 (collectively, the “Building 9 Documents”), BNPPLC is leasing the Project to NAI and has agreed, subject to the terms and conditions of the Building 9 Documents, to provide a construction allowance for the design and construction of the Improvements. The undersigned has also been advised that the Building 9 Documents expressly provide that third parties (including the undersigned) are not intended as beneficiaries of the Building 9 Documents and, thus, will have no standing to enforce any obligations of NAI or BNPPLC under the Building 9 Documents, including any such obligation that BNPPLC may have to provide the construction allowance. The undersigned understands that the Building 9 Documents expressly provide that NAI is not authorized to enter into any construction contract or other agreement with any third party in the name of BNPPLC or to otherwise bind BNPPLC to any contract with a third party.
          3     A complete and correct copy of the Construction Contract is attached to this letter. The Construction Contract is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

BNP Paribas Leasing Corporation
________________, 200__

          4     The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Construction Contract, nor does the undesigned have knowledge of any existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by NAI under the Construction Contract.
          The undersigned acknowledges and agrees that:
          a)     Title to all Improvements shall, when constructed on the Land, pass directly to BNPPLC, not to NAI. BNPPLC shall not, however, be liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPPLC arising under or in any way relating to the Construction Contract; provided, this paragraph will not (1) be construed as a waiver of any statutory mechanic’s or materialmen’s liens against the interests of NAI in and to the Land or the improvements thereon that may otherwise exist or arise in favor of the undersigned, or (2) prohibit the undersigned from asserting any claims or making demands against BNPPLC under the Construction Contract if BNPPLC elects in writing, pursuant to paragraph b) below, to assume the Construction Contract in the event NAI’s right to possession of the Land is terminated, it being understood that in the event of such an assumption BNPPLC shall be liable for the unpaid balance of the contract sum due for the work of the undersigned, payable pursuant to (and subject to the terms and conditions set forth for the benefit of the owner in) the Construction Contract, but in no event shall BNPPLC otherwise be personally liable for any acts or omissions on the part of NAI.
          b)     Upon any termination of NAI’s right to possession of the Project under the Building 9 Documents, including any eviction of NAI resulting from an Event of Default (as defined in the Building 9 Documents), BNPPLC shall be entitled (but not obligated), by notice to the undersigned and without the necessity of the execution of any other document, to assume NAI’s rights and obligations under the Construction Contract, cure any defaults by NAI thereunder and enforce the Construction Contract and all rights of NAI thereunder. Within ten days of receiving notice from BNPPLC that NAI’s right to possession has been terminated, the undersigned shall send to BNPPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Construction Contract in whole or in part (or, if so, the nature of such modification); (ii) that the Construction Contract is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under the Construction Contract and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the construction contemplated by the Construction Contract is proceeding in a satisfactory

Exhibit J to Construction Agreement (Building 9) – Page 2

BNP Paribas Leasing Corporation
________________, 200__

manner in all material respects (or if not, a detailed description of all significant problems with the progress of construction); (v) a reasonably detailed report of the then critical dates projected by the undersigned for work and deliveries required to complete the Project; (vi) the total amount received by the undersigned for construction through the date of the letter; (vii) the estimated total cost of completing the undersigned’s work as of the date of the letter, together with a current draw schedule; and (viii) any other information BNPPLC may request to allow it to decide whether to assume the Construction Contract. BNPPLC shall have seven days from receipt of such written certificate containing all such requested information to decide whether to assume the Construction Contract. If BNPPLC fails to assume the Construction Contract within such time, the undersigned agrees that BNPPLC shall not be liable (and the undersigned shall not assert or bring any action against BNPPLC, except to enforce statutory lien rights, if any, of the undersigned against the Land or improvements on the Land) for any damages or other amounts resulting from the breach or termination of the Construction Contract or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to NAI (and statutory lien rights, if any, of the undersigned against the Land and any improvements thereon) for the recovery of any such damages or other amounts.
          c)     If BNPPLC notifies the undersigned that BNPPLC shall not assume the Construction Contract pursuant to the preceding paragraph following the termination of NAI’s right to possession of the Project under the Building 9 Documents, the undersigned shall immediately discontinue the work under the Construction Contract and remove its personnel from the Project, and BNPPLC shall be entitled to take exclusive possession of the Project. The undersigned shall also, upon request by BNPPLC, deliver and assign to BNPPLC all plans and specifications and other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Construction Contract and other contract documents executed by NAI), all other material relating to the work which belongs to BNPPLC or NAI, and all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Construction Contract. Notwithstanding the undersigned’s receipt of any notice from BNPPLC that BNPPLC declines to assume the Construction Contract, the undersigned shall for a period not to exceed fifteen days after receipt of such notice take such steps, at BNPPLC’s expense, as are reasonably necessary to preserve and protect work completed and in progress and to protect materials, equipment and supplies at the site or in transit.
          d)     If the Construction Contract is terminated by NAI before BNPPLC is given the opportunity to elect whether or not to assume the Construction Contract as provided herein, BNPPLC shall nonetheless have the right hereunder to assume the Construction Contract, as if it

Exhibit J to Construction Agreement (Building 9) – Page 3

BNP Paribas Leasing Corporation
________________, 200__

had not been terminated, upon any termination of NAI’s right to possession of the Project under the Building 9 Documents; provided, however, that if the work of the undersigned under the Construction Contract has been disrupted because of NAI’s termination of the Construction Contract, the undersigned shall be entitled to an equitable adjustment to the price of the Construction Contract, following any assumption thereof by BNPPLC, for the additional costs incurred by the undersigned attributable to the disruption; and, provided further, that if BNPPLC does assume the Construction Contract, BNPPLC shall receive a credit against the price of the Construction Contract for any consideration paid to the undersigned by NAI because of NAI’s prior termination of the Construction Contract (whether such consideration is designated a termination fee, settlement payment or otherwise).
          e)     No action taken by BNPPLC or the undersigned with respect to the Construction Contract shall prejudice any other rights or remedies of BNPPLC or the undersigned provided by law, by the Building 9 Documents, by the Construction Contract or otherwise against NAI.
          f)     The undersigned agrees promptly to notify BNPPLC of any material default or claimed material default by NAI under the Construction Contract of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPPLC prominently marked “URGENT – NOTICE OF NAI’S DEFAULT UNDER CONSTRUCTION AGREEMENT WITH NETWORK APPLIANCE, INC. – SUNNYVALE, CALIFORNIA” at the address specified for notice below (or at such other addresses as BNPPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPPLC or its designee to cure any such default within the time period reasonably required for such cure, but in no event less than thirty days. If it is necessary or helpful to take possession of all or any portion of the Project to cure a default by NAI under the Construction Contract, the time permitted by the undersigned for cure by BNPPLC will include the time necessary to terminate NAI’s right to possession of the Project and evict NAI, provided that BNPPLC commences the steps required to exercise such right within sixty days after it is entitled to do so under the terms of the Building 9 Documents and applicable law. If the undersigned incurs additional costs due to the extension of the aforementioned cure period, the undersigned shall be entitled to an equitable adjustment to the price of the Construction Contract for such additional costs.
          g)     Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or

Exhibit J to Construction Agreement (Building 9) – Page 4

BNP Paribas Leasing Corporation
________________, 200__

telecopy, addressed as follows:

To the undersigned:

Telecopy: ( ) -

To BNPPLC:	BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox
Telecopy: (972) 788-9191
A copy of any such notice or communication will also be sent to NAI by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

Address of NAI:	Network Appliance, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
Telecopy: (919) 476-5750

With a copy to:	Network Appliance, Inc.
495 East Java Drive
Sunnyvale, California 94089
Attention: Mr. Thom Bryant
Telecopy: (408)-822-4463
          h)     The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPPLC’s decision to advance funds for construction under the Building 9 Documents with NAI.

Exhibit J to Construction Agreement (Building 9) – Page 5

BNP Paribas Leasing Corporation
________________, 200__

Very truly yours,

By:
Name:
Title:

          NAI joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPPLC to assume the Construction Contract in the event NAI is evicted from the Project.

Network Appliance, Inc.
By:
Name:
Title:

Exhibit J to Construction Agreement (Building 9) – Page 6

Exhibit K
Estoppel From Design Professionals
_________, 200__
BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox
          Re:     Assignment of [Architect’s Agreement/Engineering Contract]
Ladies and Gentlemen:
          The undersigned hereby represents to BNP Paribas Leasing Corporation, a Delaware corporation (“BNPPLC”), and covenants with BNPPLC as follows:
          1     The undersigned has entered into that certain [Architect’s Agreement/Engineering Contract] (the “Agreement”) by and between the undersigned and Network Appliance, Inc. (“NAI”) dated __________, ___ for the [design/engineering] of the improvements to be constructed as part of NAI’s Sunnyvale campus leased by NAI (the “Improvements”) on the land described in the Building 9 Documents described below (the “Land” and, together with the Improvements and any other improvements now on or constructed in the future on the Land, the “Project”).
          2     The undersigned has been advised that, by a Lease Agreement (Building 9) and a Construction Agreement (Building 9), both dated as of February 1, 2008 (collectively, the “Building 9 Documents”), BNPPLC is leasing the Project to NAI and has agreed, subject to the terms and conditions of the Building 9 Documents, to provide a construction allowance for the design and construction of the Improvements. The undersigned has also been advised that the Building 9 Documents expressly provide that third parties (including the undersigned) are not intended as beneficiaries of the Building 9 Documents and, thus, will have no standing to enforce any obligations of NAI or BNPPLC under the Building 9 Documents, including any such obligation that BNPPLC may have to provide the construction allowance. The undersigned understands that the Building 9 Documents expressly provide that NAI is not authorized to enter into any Agreement or other agreement with any third party in the name of BNPPLC or to otherwise bind BNPPLC to any contract with a third party.
          3     A complete and correct copy of the Agreement is attached to this letter. The Agreement is in full force and effect and has not been modified or amended, except as provided in any written modifications or amendments which are also attached to this letter.

BNP Paribas Leasing Corporation
________________, 200__

          4     The undersigned has not sent or received any notice of default or any other notice for the purpose of terminating the Agreement, nor does the undesigned have knowledge of any existing circumstance or event which, but for the elapse of time or otherwise, would constitute a default by the undersigned or by NAI under the Agreement.
          The undersigned acknowledges and agrees that:
          a)     BNPPLC shall not be liable for, and the undersigned shall not assert, any claims, demands or liabilities against BNPPLC arising under or in any way relating to the Agreement; provided, this paragraph will not (1) be construed as a waiver of any statutory mechanic’s or materialmen’s liens against the interests of NAI in and to the Land or the improvements thereon that may otherwise exist or arise in favor of the undersigned, or (2) prohibit the undersigned from asserting any claims or making demands against BNPPLC under the Agreement if BNPPLC elects in writing, pursuant to paragraph b) below, to assume the Agreement in the event NAI’s right to possession of the Land is terminated, it being understood that in the event of such an assumption BNPPLC shall be liable for the unpaid balance of the fees for services of the undersigned, payable pursuant to (and subject to the terms and conditions set forth for the benefit of the owner in) the Agreement, but in no event shall BNPPLC otherwise be personally liable for any acts or omissions on the part of NAI.
          b)     Upon any termination of NAI’s right to possession of the Project under the Building 9 Documents, including any eviction of NAI resulting from an Event of Default (as defined in the Building 9 Documents), BNPPLC shall be entitled (but not obligated), by notice to the undersigned and without the necessity of the execution of any other document, to assume NAI’s rights and obligations under the Agreement, cure any defaults by NAI thereunder and enforce the Agreement and all rights of NAI thereunder. Within ten days of receiving notice from BNPPLC that NAI’s right to possession has been terminated, the undersigned shall send to BNPPLC a written estoppel letter stating: (i) that the undersigned has not performed any act or executed any other instrument which invalidates or modifies the Agreement in whole or in part (or, if so, the nature of such modification); (ii) that the Agreement is valid and subsisting and in full force and effect; (iii) that there are no defaults or events of default then existing under the Agreement and no event has occurred which with the passage of time or the giving of notice, or both, would constitute such a default or event of default (or, if there is a default, the nature of such default in detail); (iv) that the services contemplated by the Agreement are proceeding in a satisfactory manner in all material respects (or if not, a detailed description of all significant problems with the progress of services); (v) a reasonably detailed report of the then critical dates projected by the undersigned for services required to complete the Project; (vi) the total amount

Exhibit K to Construction Agreement (Building 9) – Page 2

BNP Paribas Leasing Corporation
________________, 200__

received by the undersigned for services through the date of the letter; (vii) the estimated total cost of completing such services as of the date of the letter, together with a current payment schedule; and (viii) any other information BNPPLC may request to allow it to decide whether to assume the Agreement. BNPPLC shall have seven days from receipt of such written certificate containing all such requested information to decide whether to assume the Agreement. If BNPPLC fails to assume the Agreement within such time, the undersigned agrees that BNPPLC shall not be liable (and the undersigned shall not assert or bring any action against BNPPLC or, except to enforce statutory lien rights, if any, of the undersigned against the Land or improvements on the Land) for any damages or other amounts resulting from the breach or termination of the Agreement or under any other theory of liability of any kind or nature, but rather the undersigned shall look solely to NAI (and statutory lien rights, if any, of the undersigned against the Land and any improvements thereon) for the recovery of any such damages or other amounts.
          c)     If BNPPLC notifies the undersigned that BNPPLC shall not assume the Agreement pursuant to the preceding paragraph following the termination of NAI’s right to possession of the Project under the Building 9 Documents, the undersigned shall immediately deliver and assign to BNPPLC the following: (1) copies of all plans and specifications for the Project or any component thereof previously generated by or delivered to the undersigned, (2) any other contract documents previously delivered to the undersigned (except that the undersigned may keep an original set of the Agreement and other contract documents executed by NAI), (3) any other material relating to the services provided under the Agreement, and (4) to the extent available to the undersigned all papers and documents relating to governmental permits, orders placed, bills and invoices, lien releases and financial management under the Agreement. Notwithstanding the undersigned’s receipt of any notice from BNPPLC that BNPPLC declines to assume the Agreement, the undersigned shall for a period not to exceed thirty days after receipt of such notice take such steps, at BNPPLC’s expense, as are reasonably necessary to preserve the utility and value of services completed and in progress and to protect plans and specifications and other materials described in the preceding sentence.
          d)     If the Agreement is terminated by NAI before BNPPLC is given the opportunity to elect whether or not to assume the Agreement as provided herein, BNPPLC shall nonetheless have the right hereunder to assume the Agreement, as if it had not been terminated, upon any termination of NAI’s right to possession of the Project under the Building 9 Documents; provided, however, that if the services of the undersigned under the Agreement has been disrupted because of NAI’s termination of the Agreement, the undersigned shall be entitled to an equitable adjustment to the price of the Agreement, following any assumption thereof by

Exhibit K to Construction Agreement (Building 9) – Page 3

BNP Paribas Leasing Corporation
________________, 200__

BNPPLC, for the additional costs incurred by the undersigned attributable to the disruption; and, provided further, that if BNPPLC does assume the Agreement, BNPPLC shall receive a credit against the price of the Agreement for any consideration paid to the undersigned by NAI because of NAI’s prior termination of the Agreement (whether such consideration is designated a termination fee, settlement payment or otherwise).
          e)     No action taken by BNPPLC or the undersigned with respect to the Agreement shall prejudice any other rights or remedies of BNPPLC or the undersigned provided by law, by the Building 9 Documents, by the Agreement or otherwise against NAI.
          f)     The undersigned agrees promptly to notify BNPPLC of any material default or claimed material default by NAI under the Agreement of which the undersigned is aware, describing with particularity the default and the action the undersigned believes is necessary to cure the same. The undersigned will send any such notice to BNPPLC prominently marked “URGENT – NOTICE OF NAI’S DEFAULT UNDER DESIGN AGREEMENT WITH NETWORK APPLIANCE, INC. – SUNNYVALE, CALIFORNIA” at the address specified for notice below (or at such other addresses as BNPPLC shall designate in notice sent to the undersigned), by certified or registered mail, return receipt requested. Following receipt of such notice, the undersigned will permit BNPPLC or its designee to cure any such default within the time period reasonably required for such cure, but in no event less than thirty days.
          g)     Any notice or communication required or permitted hereunder shall be given in writing, sent by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

To the undersigned:

Telecopy: (___) ___-_________

Exhibit K to Construction Agreement (Building 9) – Page 4

BNP Paribas Leasing Corporation
________________, 200__

To BNPPLC:	BNP Paribas Leasing Corporation
12201 Merit Drive, Suite 860
Dallas, Texas 75251
Attention: Lloyd G. Cox
Telecopy: (972) 788-9191
A copy of any such notice or communication will also be sent to NAI by (a) personal delivery or (b) expedited delivery service with proof of delivery or (c) United States mail, postage prepaid, registered or certified mail or (d) telegram, telex or telecopy, addressed as follows:

Address of NAI:	Network Appliance, Inc.
7301 Kit Creek Road
Research Triangle Park, NC 27709
Attention: Ingemar Lanevi
Telecopy: (919) 476-5750

With a copy to:	Network Appliance, Inc.
495 East Java Drive
Sunnyvale, California 94089
Attention: Mr. Thom Bryant
Telecopy: (408)-822-4463
          h)     The undersigned acknowledges that it has all requisite authority to execute this letter. The undersigned further acknowledges that BNPPLC has requested this letter, and is relying on the truth and accuracy of the representations made herein, in connection with BNPPLC’s decision to advance funds for design services under the Building 9 Documents with NAI.

Very truly yours,

By:
Name:
Title:

Exhibit K to Construction Agreement (Building 9) – Page 5

BNP Paribas Leasing Corporation
________________, 200__

          NAI joins in the execution of this letter solely for the purpose of evidencing its consent hereto, including its consent to the provisions that would allow, but not require, BNPPLC to assume the Agreement in the event NAI is evicted from the Project.

Network Appliance, Inc.
By:
Name:
Title:

Exhibit K to Construction Agreement (Building 9) – Page 6